PROSPECTUS DATED OCTOBER 2, 2006

             MODIFIED SINGLE PAYMENT COMBINATION FIXED AND VARIABLE
                            LIFE INSURANCE CONTRACTS
                                    ISSUED BY
                        THE SAGE VARIABLE LIFE ACCOUNT A
                FORMERLY OF SAGE LIFE ASSURANCE OF AMERICA, INC.
                 AND NOW OF VALLEY FORGE LIFE INSURANCE COMPANY


Executive Office:
175 King Street
Armonk, NY 10504

         This Prospectus describes individual and group modified single payment combination fixed and variable life insurance contracts ("Contracts") issued by Valley Forge Life Insurance Company ("VFL"). Prior to September 30, 2006, the Contracts were issued by Sage Life Assurance of America, Inc. ("Sage Life").

     As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL. There have been no changes to your Contract or any of your benefits as a result of the merger. VFL will accept any additional purchase payments you wish to make, subject to certain restrictions and will process all transactions and claims under your Contract. There have been no changes to The Sage Variable Life Account A as a result of the merger. Notwithstanding anything to the contrary in this prospectus, the Contracts and riders are no longer offered for sale.

         After purchase, you determine the amount and timing of additional purchase payments, subject to certain restrictions. You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has available Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of the available guarantee periods. The Fixed Account is not available in California. Currently, there is one ten (10) year Guarantee Period available.

         Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):

.. AIM Variable Insurance Funds, Inc. (Series I Shares)
.. The Alger American Fund (Class O)
.. MFS(R)Variable Insurance TrustSM (Initial Shares)
.. The Universal Institutional Funds, Inc. (Class I Shares)
.. Oppenheimer Variable Account Funds (Non-Service Class)
.. T. Rowe Price Equity Series, Inc. (closed to new sales, additional purchase payments and transfers of Account Value)
.. Columbia Funds Variable Insurance Trust (Class A) (closed to new sales, additional purchase payments and transfers of Account Value)
.. Columbia Funds Variable Insurance Trust I (Class A) (closed to new sales, additional purchase payments and transfers of Account Value)

         Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account.

         The Contracts provide a death benefit, as well as additional benefits, including four alternative Settlement Options for receiving death or surrender proceeds as income payments under the Contract, and optional programs including dollar-cost averaging, automatic portfolio rebalancing, and systematic partial withdrawals.

         If you currently own a life insurance policy on the life of the Insured, you should consider carefully whether the Contract should be used to replace or supplement your existing policy. In almost all cases, the Contracts will be modified endowment contracts for Federal income tax purposes. This means that a loan or other distribution from the Contract during the life of the Insured will in almost all cases be taxed as ordinary income to the extent of any earnings in the Contract, and may be subject to an additional 10% Federal penalty tax if taken before the Owner attains age 59 1/2. Special tax and legal considerations apply if this Contract is used in connection with a qualified plan or certain other employment plans.

         This Prospectus includes basic information about the Contracts that you should know before investing. Please read this Prospectus carefully and keep it for future reference. The Trust prospectuses contain important information about the Funds.

         The Securities and Exchange Commission has not approved these Contracts or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

         Variable life contracts are not deposits or obligations of, or endorsed or guaranteed by, any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal.



                                TABLE OF CONTENTS




Index of Terms...............................................................      1

Summary of the Contracts.....................................................      3

Part I--Description of the Contracts.........................................      8

 1.      What Are The Contracts?.............................................      8

 2.      How Do I Make Additional Purchase Payments?.........................      9
         Making Additional Purchase Payments.................................      9
         Grace Period........................................................      9
         Reinstatement.......................................................      9
         Uses of the Contract................................................     10

 3.      What Are My Investment Options?.....................................     11
         Purchase Payment Allocations........................................     11
         Variable Sub-Account Investment Options.............................     11
         Fixed Account Investment Options....................................     13
         Transfers...........................................................     13
         Market Timing Policies and Procedures...............................     14
         Dollar-Cost Averaging Program.......................................     16
         Asset Allocation Program............................................     16
         Automatic Portfolio Rebalancing Program.............................     17
         Account Value.......................................................     17
         Variable Account Value..............................................     18
         Accumulation Unit Value.............................................     18
         Net Investment Factor...............................................     18
         Fixed Account Value.................................................     19
         Loan Account Value..................................................     19
         Surrender Value.....................................................     19

 4.      What Are The Expenses Under A Contract?.............................     20
         Monthly Deduction Amount............................................     21
         Asset-Based Charges.................................................     21
         Cost of Insurance Charge............................................     21
         Annual Administration Charge........................................     22
         Surrender Charge....................................................     22
         Transfer Charge.....................................................     23
         Fund Annual Expenses................................................     23

 5.      How Will My Contract Be Taxed?......................................     24
         Introduction........................................................     24
         Tax Status of the Contract..........................................     24
         Tax Treatment of Contract Benefits..................................     24
         Possible Legislative Changes........................................     26
         State Law...........................................................     27
         Possible Charge for VFL's Taxes.....................................     27

6.       How Do I Access My Money?...........................................     28
         Withdrawals.........................................................     28
         Systematic Partial Withdrawal Program...............................     28
         Surrenders..........................................................     28
         Loans...............................................................     29
         Requesting Payments.................................................     30

 7.      How Is Contract Performance Presented?..............................     31

 8.      What Is The Death Benefit Under My Contract?........................     32
         Death Benefit.......................................................     32
         Insurance Amount....................................................     32
         Minimum Death Benefit...............................................     32
         Proof of Death......................................................     33
         Insurance Amount Increases..........................................     33

 9.      What Supplemental Benefits Are Available Under My Contract?.........     34
         Accelerated Death Benefit Rider.....................................     34
         Accidental Death Benefit Rider......................................     34
         Waiver of Surrender Charge Rider....................................     34
         No Lapse Endorsement................................................     34

10.      What Are My Settlement Options?.....................................     35

11.      What Other Information Should I Know?...............................     36
         Valley Forge Life Insurance Company.................................     36
         Variable Account....................................................     36
         Modification........................................................     37
         Distribution of the Contracts.......................................     37
         Financial Statements................................................     38
         Experts.............................................................     38
         Legal Proceedings...................................................     38
         Reports to Contract Owners..........................................     38
         Assignment..........................................................     39
         The Owner...........................................................     39
         The Beneficiary.....................................................     39
         Change of Owner or Beneficiary......................................     39
         Misstatement And Proof of Age, Sex, or Survival.....................     39
         Incontestability....................................................     39
         Suicide.............................................................     39
         Authority to Make Agreements........................................     40
         Participation.......................................................     40
         Safekeeping of Account Assets.......................................     40
         Legal Matters.......................................................     40

12.      How Can I Make Inquiries?...........................................     41

Audited Financial Statements - Valley Forge Life Insurance Company...........     42

Audit Financial Statements - The Sage Variable Life Account A................     43

Appendix ....................................................................     44



     The Contract may not be available in your state.

     This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

                                 INDEX OF TERMS

         We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms that have special meanings. We define these terms below.

         Account Value--The Account Value is the entire amount we hold under your Contract. It equals the sum of the values in the Variable Account, the Fixed Account, and the Loan Account.

         Accumulation Unit--An Accumulation Unit is the unit of measure we use to keep track of the Account Value in each Variable Sub-Account.

         Attained Age--The Attained Age is the Issue Age plus the number of full years since the Contract Date.

         Asset-Based Charges--The Asset-Based Charges are assessed monthly against your Account Value and are charges for mortality and expense risks, certain administrative expenses, certain distribution costs, and certain state and federal tax expenses.

         Beneficiary--The Beneficiary is the person or persons to whom we pay the Death Proceeds when the Insured dies.

         Business Day--A Business Day is any day the New York Stock Exchange ("NYSE") is open for trading exclusive of (i) Federal holidays, (ii) any day on which the Securities and Exchange Commission ("SEC") determines an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, or (iii) any day on which the SEC permits a delay in the disposal or valuation of assets in the Variable Account.

         Contracts--The Contracts are modified single payment combination fixed and variable life insurance contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

         Contract Anniversary--A Contract Anniversary is each anniversary of the Contract Date.

         Contract Date--The Contract Date is the day we invest your initial purchase payment in the Sub-Accounts. It is the date from which we measure Contract Anniversaries and Contract Years. The Contract Date may or may not be the same as the Issue Date.

         Contract Year--A Contract Year is each and every consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

         Death Proceeds--The Death Proceeds is the amount of money that we will pay your Beneficiary if the Insured dies while your Contract is in force.

         Debt--Debt is the sum of all outstanding loans plus accrued interest under a Contract.

         Excess Withdrawal--An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

         Expiration Date--The Expiration Date is the last day in a Guarantee Period. In the Contract, we refer to this as the "Expiry Date."

         Fixed Account--The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states, we refer to the Fixed Account as the Interest Account or the Interest Separate Account. We divide the Fixed Account into Fixed Sub-Accounts, and establish a Fixed Sub- Account each time you allocate an amount to the Fixed Account.

         Free Withdrawal Amount--A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year without being subject to a surrender charge.

         Fund--A Fund is an investment portfolio in which a Variable Sub-Account invests.

         General Account--The General Account consists of all our assets other than those held in any separate investment accounts.

         Insured--The Insured is the person you named in your application for the Contract whose life your Contract covers.

         Issue Age--The Issue Age is the Insured's age on the last birthday on or before the Contract Date.

         Issue Date--The Issue Date is the date we issue an individual Contract or a certificate for a group Contract at our Customer Service Center.

         Loan Account--The Loan Account is an account in our General Account, established for any amounts transferred from the Sub-Accounts as a result of a loan. The Loan Account credits a fixed rate of interest, the loan credited rate, that is not based on the investment experience of the Variable Account or the Guaranteed Interest Rates applicable to the Fixed Sub-Accounts of the Fixed Account.

         Monthly Processing Date--The Monthly Processing Date is the day of each month that we deduct the Monthly Deduction Amount from the Account Value of your Contract. See "What Are the Expenses Under A Contract?" Monthly Processing Dates are the Contract Date and the same day of each month thereafter. If there is no such date in a particular month, the Monthly Processing Date will be the last day of that month. If a Monthly Processing Date is not a Valuation Date, the Monthly Processing Date will be the next Valuation Date. This means that if your Monthly Processing Date is the 31st, and the current month is April, your Monthly Processing Date for April will be April 30th. If April 30th is a Sunday (which is not a Valuation Date), your Monthly Processing Date for that April will be May 1 (assuming May 1 is a Valuation Date).

         Net Asset Value--Net Asset Value is the price of one share of a Fund.

         Owner--The person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

         Satisfactory Notice--Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center.

         Surrender Value--The Surrender Value is the amount we pay you upon surrender of your Contract. It reflects the deduction of any applicable surrender charge, and any Debt.

         Valuation Date--Valuation Date is the date at the end of a Valuation Period when we value each Variable Sub-Account.

         Valuation Period--A Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

         Variable Account--The Variable Account is The Sage Variable Life Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. We divide the Variable Account into Variable Sub-Accounts, each of which invests in shares of a particular Fund.

         "We", "us", "our", "VFL" or the "Company" is Valley Forge Life Insurance Company.

         "You" or "your" is the owner of a Contract.

         Please read the entire Prospectus carefully.

                            SUMMARY OF THE CONTRACTS

1........What Are The Contracts?

         The Contracts are modified single payment combination fixed and variable life insurance contracts issued by Valley Forge Life Insurance Company. Your Contract is a contract between you, the Owner, and us, VFL. Your Contract may differ from the description below because of the requirements of the state where we issued your Contract.

         Prior to September 30, 2006, Sage Life issued the Contract and was the depositor of the Variable Account. As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL.

         We designed the Contract to help you meet your estate planning or other insurance needs, or to supplement your long-term retirement needs. Because life insurance is not a short-term investment, you should evaluate your need for life insurance coverage and the suitability of the Contract to meet your long- term financial objectives before you purchase a Contract.

         Under the Contract, you can accumulate Account Value on a tax-deferred basis in our Variable Account and in our Fixed Account.

         Investment Flexibility. You can invest in the available subdivisions of our Variable Account, known as "Variable Sub-Accounts," each corresponding to a different Fund. You can select a mix of Funds to meet your financial and retirement needs and objectives, tolerance for risk, and view of the market. Amounts you invest in these Funds will fluctuate daily based on underlying investment performance. So, the value of your investment may increase or decrease.

         Through our Fixed Account, you can invest to receive guaranteed rates of interest for certain periods of time ("Guarantee Periods"). Currently, we offer one ten (10) year Guarantee Period. We also guarantee your principal while it remains in our Fixed Account.

         As your needs or financial goals change, your investment mix can change with them. You may transfer funds among any of the investment choices in our Fixed or Variable Accounts while continuing to defer current income taxes.

         Safety of Separate Accounts. Significantly, both our Fixed and Variable Accounts are separate investment accounts of VFL. This provides you with an important feature: we cannot charge the assets supporting your allocations to these Accounts with liabilities arising out of any other business we may conduct.

         Income Tax-Free Life Insurance Protection For Your Beneficiaries. The Contract provides a life insurance benefit that can pass free of federal and state income taxes to your beneficiaries. You can create and preserve a legacy for loved ones, a favorite charity, or even your Alma Mater.

         Access to Amounts Invested. The Contract provides access to your investment should you need it. ("Access" means a surrender of the Contract, a withdrawal of Account Value, and a borrowing of Account Value.) During the Insured's lifetime your investment grows tax-free until withdrawn or borrowed. You decide how much to take and when to take it.

         Ordinarily, once you access earnings, they are taxed as income. If you access earnings before you are 59 1/2 years old, you may have to pay an additional 10% federal tax penalty. However, if you acquire a Contract by making a tax-free exchange from an existing contract that provides tax-free access through loans, the Contract also may provide tax-free access through loans.

         Amounts you access may be subject to a surrender charge.

2........How Do I Make Additional Purchase Payments?

        After the first Contract Anniversary, you may make additional payments of at least $250, subject to certain conditions. We reserve the right to require satisfactory evidence of insurability before we accept any additional payment that increases the life insurance benefit by more than it increases your Account Value.

         Also, if the Surrender Value of your Contract is not sufficient to pay the charges as they come due, you will have a grace period of 61 days to make a sufficient additional payment to keep your Contract in force. We will send you a notice at the start of the Grace Period.

3........What Are My Investment Options?

         You can invest in our Variable and Fixed Accounts. These choices are professionally managed and allow for a broad range of investment strategies, styles, and asset classes. See "Part I - Description of the Contracts - 3. What Are My Investment Options?" for information regarding the Variable Sub-Account Investment Options. Additional options may be available in the future. The prospectuses for the Trusts describe the Funds in detail, including the investment objectives, policies, restrictions and risks of each Fund. These Funds do not provide any performance guarantees, and their values will increase or decrease depending upon investment performance.
         Through our Fixed Account, you can choose to invest your money in the available Guarantee Periods. We guarantee your principal and interest rate when your investment is left in the Guarantee Period until it ends.

4........What Are The Expenses Under A Contract?

         The Contract has insurance and investment features. Each has related costs. Below is a brief summary of the Contract's charges:

         Annual Administration Charge - During the first seven Contract Years only, we will deduct an annual $40 administration charge. However, there is no charge if, at the time of deduction, your Account Value is at least $50,000.

         Asset-Based Charges--Each month, we deduct Asset-Based Charges for mortality and expense risks, certain administrative and distribution costs, and certain state and Federal tax expenses from your Account Value. The maximum charges equal, on an annual basis, 1.80% of your Account Value, decreasing to 1.30% after the tenth Contract Year.

         Asset-Based Charges will also apply to any Loan Account Value you have. (If you have not taken a loan, then no charges will be assessed.) The current charges applicable to the Loan Account Value are, on an annual basis, 0.90% (0.075000% monthly), decreasing to 0.40% (0.033333% monthly) after the tenth Contract Year.

         Cost of Insurance Charges--Each month, we deduct from the amounts you allocate to the Variable and Fixed Accounts a charge for providing the life insurance protection. This charge will never reflect rates greater than those shown in your Contract.

        Loan Interest-Interest on a loan accrues daily at a loan interest rate of 6% per annum and is due on each Contract Anniversary. The portion of your Account Value represented by the Loan Account will earn interest daily from the date of transfer at a minimum loan credited rate of 4% per annum. See "How Do I Access My Money? - Loans" for more information.

         Surrender Charge--During the first seven Contract Years only, we ordinarily will deduct a surrender charge when you surrender your Contract or withdraw amounts in excess of the Free Withdrawal Amount (see Part I). The maximum applicable percentage is 9% in the first Contract Year. It declines to 0% after the seventh Contract Year. We calculate the surrender charge as a percentage(s) of the purchase payment(s) you surrender or withdraw.

         Transfer Charge--We do not currently deduct this charge. We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve.

         Fund Fees and Expenses--There are also Fund fees and expenses that are based on the average daily value of the Funds. A table of the minimum and maximum gross annual Fund fees and expenses appears below.

Long Term Investment.

         . After the seventh Contract Year, we eliminate surrender charges.

         . After the seventh Contract Year, we eliminate the annual administration charge.

         .        And after the tenth Contract Year, we reduce the Asset-Based
                  Charges.

         This means more of your investment is working for you over the long-term.

Fund Charges

The following shows the minimum and maximum total operating expenses charged by the Fund companies (for the year ended December 31, 2005) that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses                       Minimum      Maximum
                                                           -------      -------

(expenses that are deducted from Fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses)                  0.60%         1.19%


5. How Will My Contract Be Taxed?

         Under current federal tax law, life insurance contracts receive tax-favored treatment. The death benefit is fully excludable from the Beneficiary's gross income for federal income tax purposes. You are not taxed on any increase in the Account Value while a life insurance contract remains in force. In most cases, your Contract will be a Modified Endowment Contract ("MEC"). If your Contract is a MEC, certain distributions made during the Insured's lifetime, such as loans and withdrawals from, and collateral assignments of, the Contract are includable in gross income on an income-first basis. A 10% Federal tax penalty ordinarily will be imposed on income distributed before you attain age 59 1/2. Contracts that are not Modified Endowment Contracts ("non-MECs") receive preferential tax treatment with respect to certain distributions. See Part I "How Will My Contract Be Taxed?"

         We do not give tax advice, nor is any registered representative authorized to give tax advice on our behalf. We recommend that you consult your tax adviser about your particular tax situation.

6. How Do I Access My Money?

         If you need to take money out of your Contract, you can choose among several different options. You can tailor your withdrawals to meet your liquidity needs.

         .       You can withdraw some of your money.

         . You can surrender the Contract and take the entire proceeds as a single lump sum payment or apply the proceeds to one of the Settlement Options we offer.

         . You can withdraw money using our systematic partial withdrawal program.

         . If your Contract is a non-MEC, you have tax-free access through loans.

         . If your Contract is a MEC, you may take taxable loans that may be subject to a 10% Federal tax penalty.

         Keep in mind that amounts you surrender or withdraw may be subject to a surrender charge if taken during the first seven Contract Years. However, during that period the Contract does provide a Free Withdrawal Amount (not subject to a surrender charge) each year equal to your cumulative earnings, or if greater, 10% of total purchase payments you have invested.

         If you are younger than 59 1/2 when you take money out, you may owe a 10% Federal tax penalty, as well as the income tax that ordinarily would apply. Please remember that withdrawals will reduce your Death Proceeds (as defined below).


7. How Is Contract Performance Presented?

         The Company does not currently advertise performance.

8. What Is The Death Benefit Under My Contract?

         The Contract provides for a payment to your designated Beneficiary if the Insured dies while the Contract is in force. This payment is called the "Death Proceeds" and is equal to the following:

         .        the death benefit described below; plus

         . any additional insurance on the Insured's life that may be provided by riders to the Contract; minus

         .        any Debt from Contract loans; minus

         .        any due and unpaid charges; and minus

         . any amounts previously paid under the Accelerated Death Benefit Rider plus accrued interest.

         Your death benefit at issue equals your initial Insurance Amount. On any Business Day after that it equals the greater of:

         .        the Insurance Amount; and

         . the Minimum Death Benefit (see Part I - "What Is The Death Benefit Under My Contract?")

         The initial Insurance Amount depends on the amount of your initial purchase payment, and the age and sex of the proposed Insured. We show your initial Insurance Amount in your Contract. Your Insurance Amount remains level unless you make additional purchase payments or withdrawals.

         The Minimum Death Benefit equals the Account Value as of that Business Day, multiplied by a percentage that varies with the attained age of the Insured. We show these percentages in your Contract.

         Your Beneficiaries decide how they wish to receive the Death Proceeds. They can elect payment in a single sum, or apply proceeds under one of the Settlement Options we offer.

9. What Supplemental Benefits Are Available Under My Contract?

         Accelerated Death Benefit Rider: This rider is automatically included in your Contract at no additional cost. It allows you to take an advance payment against the Death Proceeds under your Contract if the Insured is diagnosed as having a terminal illness. You can request up to 50% of the Insurance Amount, to a maximum of $500,000.

         Accidental Death Benefit Rider: The Contract also provides an accidental death benefit at no additional cost. If the Insured dies as a direct result of an accident before reaching age 81, we will pay an additional death benefit to the Beneficiary. This additional benefit equals 100% of the sum of all purchase payments you have invested in your Contract, less any withdrawals you have made (including any associated surrender charge), up to a maximum of $250,000.

         Waiver of Surrender Charge Rider: We will include this rider automatically in your Contract at no additional cost. It permits you to withdraw money from your Contract without a surrender charge if you need it while you are confined to a nursing care facility or hospital. Certain restrictions apply.

         No Lapse Endorsement: We will include this endorsement to your Contract at no additional cost. It provides that, if there is no Debt outstanding, we will not terminate your Contract when your Surrender Value is insufficient to cover the Monthly Deduction Amount. However, this endorsement will not apply to any Contract which has been reinstated under the Reinstatement provisions. In certain states, the endorsement may not be available or may be limited.

10. What Are My Settlement Options?

         You can apply proceeds under your Contract to purchase a stream of regular income payments under one of the Settlement Options shown below (or under any other option acceptable to us). Our descriptions assume that you apply the Surrender Value and receive the income payments from one of the options below. Of course, you always can designate someone other than yourself to receive the income payments, and we pay income payments from any Death Proceeds to your Beneficiary.

         Option 1--Payments for Life: You will receive payments for your life.

         Option 2--Life Annuity with 10 or 20 Years Certain: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

         Option 3--Joint and Last Survivor Life Annuity: We will make payments as long as either you or a second person you select (such as your spouse) is alive.

         Option 4--Payments for a Specified Period Certain: You will receive payments for the number of years you select, which may be from 5-30 years. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed period certain.

         We will allocate the amount to the Fixed Account and invest it in the Guarantee Periods you select. We guarantee the amount of each fixed income payment. The amount of each fixed income payment will remain level throughout the period you select.
         If you purchased your Contract prior to May 1, 2001, please see the Appendix regarding your Settlement Options.

11. What Other Information Should I Know?

         The Contract has several additional features available to you at no additional charge:

         Dollar-Cost Averaging Program: Under our optional Dollar-Cost Averaging Program, you may transfer a set dollar amount systematically from the Money Market Sub-Account to any other Variable Sub-Account, subject to certain limitations. By investing the same amount on a regular basis, you don't have to worry about timing the market. Since you invest the same amount each period, you automatically acquire more units when market values fall and fewer units when they rise. The potential benefit is to lower your average cost per unit. This strategy does not guarantee that any Fund will gain in value. It also will not protect against a decline in value if market prices fall. Due to the effect of interest that continues to be paid on the amount remaining in the Money Market Sub-Account, the amounts that we transfer will vary slightly from month to month.

         Automatic Portfolio Rebalancing Program: Our optional Automatic Portfolio Rebalancing Program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you can instruct us to automatically rebalance your Contract to your original percentages on a calendar quarterly, semi-annual, or annual basis. Money invested in the Fixed Account is not part of this program.

         No Probate: If the Insured dies, we will pay the Death Proceeds to your heirs or designated beneficiary. Generally, the Death Proceeds will be received without going through probate.

12. How Can I Make Inquiries?

If you need further information about the Contracts, please write or call us at our Customer Service Center, P.O. Box 290680, Wethersfield, CT 06129-0680, (877) 835-7243.


                                     PART I

                          DESCRIPTION OF THE CONTRACTS

1. What Are The Contracts?

         The Contracts are modified single payment combination fixed and variable life insurance Contracts issued by us, Valley Forge Life Insurance Company. We designed the Contracts for your estate planning or other insurance needs, or to supplement your long-term retirement savings. They provide many benefits including:

         . investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account;

         . access to your investment should you need it (however, a surrender charge may apply); and

         . life insurance that can pass free of federal and state income taxes to your heirs.

         However, life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and the Contract's long-term investment potential and risks before you purchase a Contract.

         Under the terms of the Contract, we promise to pay the Death Proceeds to your designated Beneficiary upon receipt of proof that the Insured died while your Contract is in force. You purchase the Contract with an initial purchase payment. While your Contract is in force and the Insured is alive, you may make additional payments under the Contract (subject to certain conditions) and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or in all markets. Your Contract may differ from the description here because of the requirements of the state where we issued your Contract.

         When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub- Accounts the "Variable Account Value."

         You can also allocate purchase payments to our Fixed Account. The Fixed Account is not available in California. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer one ten (10) year Guarantee Period.

         Subject to certain conditions and our market timing policies and procedures, you can transfer Account Value three ways:

         . From one Variable Sub-Account to another Variable Sub-Account;

         . From a Fixed Sub-Account to a Variable Sub-Account; or

         . From a Variable Sub-Account to a Fixed Sub-Account.

See "What Are My Investment Options?"

2. How Do I Make Additional Purchase Payments?

Making Additional Purchase Payments.

         You may make additional payments at any time after the first Contract Anniversary while your Contract is in force and the Insured is alive, subject to the following conditions:

         . Each additional purchase payment must be at least $250.

         . You may make only one purchase payment in any Contract Year.

         . The Attained Age of the Insured must be less than 81.

         . We must approve in advance any payment that would cause the Account
           Value of all single payment or modified single payment contracts that you maintain with us to exceed $1,000,000.

         While the Insured is alive, you also may make any additional payment necessary to keep your Contract in force.

         When we accept an additional payment, that payment increases your Account Value and may increase your death benefit. We reserve the right to require satisfactory evidence of insurability before accepting any additional payment that increases your Death Benefit by more than it increases your Account Value. This is because our risk increases under these circumstances.

         All additional payments are payable at our Customer Service Center. We will credit any payment we receive after the Contract Date to the Contract as of the Business Day on which our Customer Service Center receives it unless the payment represents an increase in the Insurance Amount. See "What Is the Death Benefit Under My Contract?" We will deem purchase payments we receive on other than a Business Day as received on the next following Business Day.

         Unless you tell us otherwise, we will first consider all payments we receive while a loan is outstanding as a payment of any loan interest, next as a loan repayment, and last as an additional purchase payment.

Grace Period.

         If your Surrender Value on a Monthly Processing Date is not sufficient to cover the Monthly Deduction Amount, we will allow you a Grace Period of 61 days for you to pay an amount sufficient to cover the Monthly Deduction Amount due. See "What Are The Expenses Under A Contract?" We will send you a notice at the start of the Grace Period at your last known address. The Grace Period will end 61 days after we mail you the notice.

         If you do not make the necessary payment by the end of the Grace Period, your Contract will terminate without value. Subject to the terms and conditions of your Contract, if the Insured dies during the Grace Period, we will pay the Death Proceeds.

Reinstatement.

         If the Grace Period has ended and you have not paid the necessary payment and have not surrendered your Contract for its Surrender Value, you may be able to reinstate your Contract. To do so:

         . submit a written request to us for reinstatement within 3 years after the end of the Grace Period;

         .        provide us with satisfactory evidence of insurability;

         . pay an additional purchase payment equal to the minimum initial purchase payment for which we would then issue a Contract based upon the Insured's Attained Age, sex, and health; and

         . repay or reinstate any Debt against the Contract that existed at the end of the Grace Period.

         The effective date of a reinstated Contract will be the Monthly Processing Date on or next following the date we approve your application for reinstatement and receive the necessary purchase payment.

         If we reinstate your Contract, the Account Value on the date of reinstatement will be the amount provided by the purchase payment that you paid to reinstate the Contract. Certain charges under the Contract vary depending on how long the Contract has been in force. We will calculate these charges based on the length of time from the Contract Date until the date of reinstatement. Unless you have told us otherwise, we will calculate your Account Value based on your allocation instructions in effect at the start of the Grace Period.

Uses of the Contract.

         The Contract offers potential benefits such as providing:

         .        a means for investing on a tax-deferred basis;

         .        access to your investment if you need it; and

         . life insurance that can pass free of federal and state income taxes to your Beneficiaries under the Contract.

         However, purchasing the Contract partly or wholly for such purposes entails certain risks. For example, poor investment performance in Variable Sub-Accounts in which you invest may cause the need for an additional payment in order to keep the Contract in force (this may be particularly true if there is outstanding Debt). Such poor investment performance may cause the Account Value or Surrender Value to be insufficient to fund the purpose for which you purchased the Contract. Withdrawals and loans may significantly affect current and future Account Value, Surrender Value, or Death Proceeds. Before purchasing a Contract, you should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may also have tax consequences. See "How Will My Contract Be Taxed?"

3. What Are My Investment Options?

Purchase Payment Allocations.

         When you applied for a Contract, you specified the percentage of your purchase payment to be allocated to each Variable Sub- Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number. We currently require that each resulting purchase payment allocation be at least $100.


Variable Sub-Account Investment Options.

         The Variable Account has Sub-Accounts, each investing in a specific Fund. Below is a list of the Funds available under the Contract. More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectus for each Trust. You should read the Trusts' prospectuses carefully. There is no assurance that these objectives will be met. Certain portfolios contained in the Fund prospectuses may not be available with your Contract. The Funds may offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes that are not available through the Contract. When you consult the Fund prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your Contract. Not every Fund may be available in every state or in every market. YOU CAN ALSO CALL OR WRITE (877) 835-7243, CUSTOMER SERVICE CENTER, P.O. BOX 290680, WETHERSFIELD, CT 06129-0680 TO OBTAIN COPIES OF THE FUND PROSPECTUSES.

The following Funds are currently available under the Contract:

AIM Variable Insurance Funds (Series I Shares)

         AIM V.I. Government Securities Fund
         AIM V.I. Core Equity Fund (AIM V.I. Premier Equity Fund was merged into
                   AIM V.I. Core Equity Fund)
         AIM V.I. International Growth Fund
         AIM V.I. Money Market Fund
         AIM V.I. Capital Appreciation Fund (AIM V.I. Growth Fund was merged into AIM V.I. Capital Appreciation Fund)
         AIM V.I. Financial Services Fund
         AIM V.I. Technology Fund
         AIM V.I. Global Health Care Fund (prior to 7/1/05, the name of the Fund was AIM V.I. Health Sciences Fund)

         Adviser: A I M Advisors, Inc.

The Alger American Fund (Class O Shares)

         Alger American MidCap Growth Portfolio
         Alger American Income & Growth Portfolio
         Alger American Small Capitalization Portfolio

         Adviser: Fred Alger Management, Inc.

MFS(R)Variable Insurance TrustSM (Initial Class)

         MFS Investors Trust Series
         MFS High Income Series
         MFS Research Series
         MFS Total Return Series
         MFS Capital Opportunities Series

         Adviser: MFS Investment Management(R)

Oppenheimer Variable Account Funds (Non-Service Class)

         Oppenheimer Core Bond Fund/VA (prior to 4/29/05, the fund's name was
           Oppenheimer Bond Fund/VA)
         Oppenheimer Capital Appreciation Fund/VA
         Oppenheimer Main Street Small Cap Fund/VA

         Adviser: OppenheimerFunds, Inc.

The Universal Institutional Funds, Inc. (Class I Shares)

         Global Value Equity Portfolio
         U.S. Mid Cap Value Portfolio
         Value Portfolio

         Adviser: Morgan Stanley Investment Management, Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


The following Funds have been closed to additional purchase payments and transfers (other than transfers that are part of a pre-existing dollar cost averaging program).

Columbia Funds Variable Insurance Trust I (Class A)

         Columbia High Yield Fund, Variable Series (the Columbia High Yield
           Fund, Variable Series was reorganized into the Nations High Yield Bond Portfolio and then was renamed the Columbia High Yield Fund, Variable Series, effective May 1, 2006)

         Adviser: Columbia Management Advisors, LLC (prior to September 30,
            2005, Columbia Management Advisors, Inc. was the adviser)

Columbia Funds Variable Insurance Trust (Class A)

         Columbia Small Cap Value Fund, Variable Series (formerly, Colonial
            Small Cap Value Fund, Variable Series)
         Columbia Strategic Income Fund, Variable Series (formerly, Colonial
            Strategic Income Fund, Variable Series)
         Columbia Large Cap Value Fund, Variable Series (formerly, Liberty
            Growth & Income Fund, Variable Series)
         Columbia International Fund, Variable Series (formerly, Colonial
            International Fund for Growth, Variable Series)
         Columbia Large Cap Growth Fund, Variable Series (formerly, Stein Roe
           Growth Stock Fund, Variable Series)
         Columbia Asset Allocation Fund, Variable Series (formerly, Liberty
           Asset Allocation Fund, Variable Series)


         Adviser: Columbia Management Advisors, LLC (prior to September 30,
           2005, Columbia Management Advisors, Inc. was the adviser)

T. Rowe Price Equity Series, Inc.

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Mid-Cap Growth Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio

         Adviser: T. Rowe Price Associates, Inc.

         The names, investment objectives and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

         Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.


         Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.


We may perform certain shareholder services and other administrative functions on behalf of the Funds or their investment advisors, distributors and/or affiliates. We may receive revenues from the Funds, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and another separate account of ours. These percentages differ; some Funds, investment advisors, distributors and/or affiliates pay us a greater percentage than others and some do not pay us at all. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying Funds.


Fixed Account Investment Options.

         Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub- Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. Currently, there is one ten
(10) year Guarantee Period available. (Keep in mind that we deduct charges from a Fixed Sub-Account, and these deductions will reduce your actual return. See "What are the Expenses Under a Contract?"). The Fixed Account is not available in California.

Transfers.

         You may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions and subject to our market timing policies and procedures. The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If the transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

         You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time. We will deem requests received on other than a Business Day, or on or after the close of business, as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

         We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub- Accounts affected by the transfer.

         In addition, we may not honor your transfer request if:

         . Any Variable Sub-Account that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Variable Sub-Account invests;

         . We determine the transfer would adversely affect Accumulation Unit values;

         . Any affected Fund determines it would be adversely affected by the transfer.

         We also may not honor certain transfers made by individuals holding multiple powers of attorney. See "What Are My Investment Options?--Third Party Transfers," below.

         If you have applied proceeds under your Contract to a Settlement Option, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year.

Market Timing Policies and Procedures

Your ability to make transfers among Sub-Accounts under the Contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and out of a Sub-Account in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Contract Owners. These risks and harmful effects include:

o dilution of the interests of long-term investors in a Sub-Account, if market timers or others transfer into the Sub-Account at prices that are below the true value or transfer out of the Sub-Account at prices that are higher than the true value;

o an adverse affect on portfolio management and investment performance, such as by causing the underlying Fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

o    increased brokerage and administrative expenses.

To protect our Contract Owners and the underlying Funds from Disruptive Trading, we have adopted certain market timing policies and procedures ("Market Timing Policies").

Under our Market Timing Policies, we can modify your transfer privileges for some or all of the Sub-Accounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any Sub-Account at any one time. Subject to and unless prohibited by the terms of the Contract, we may (but are not obligated to):

o limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer in a seven-day period, or more than two in a 30-day period, etc.),

o restrict the method of making a transfer (e.g., require that all transfers into a particular Sub-Account be sent to our Service Center by first class U.S. mail and rescind telephone and fax transfer privileges),

o require a holding period for some Sub-Accounts (e.g., prohibit transfers into a particular Sub-Account within a specified period of time after a transfer out of that Sub-Account),

o impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying Funds), or

o    impose other limitations or restrictions.

Currently, we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency for a given Contract's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other Contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the underlying Funds. We may change our monitoring procedures at any time without notice.

If a transfer request exceeds the transfer parameters, we may send the Owner a warning letter. If at any time thereafter the Owner's transfer activity exceeds the transfer parameters, we will revoke the Owner's right to make fax or telephone transfers. We will notify Owners in writing (by mail to their address of record on file with us) if we limit their trading.

In addition, we reserve the right to restrict transfers:

o if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

o if the transfer would adversely affect Account Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

We do not include transfers made pursuant to Transfer Programs, such as Dollar Cost Averaging or other similar programs when applying our Market Timing Policies.

We have adopted these Market Timing Policies as a preventative measure to protect all Owners from the potential effects of Disruptive Trading, while also abiding by any rights that Owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other Owners.

We currently do not make any exceptions to the Market Timing Policies. We may reinstate telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). We cannot guarantee that revoking or limiting an Owner's telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying Funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain Funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying Funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur. We cannot guarantee that the Funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying Fund shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into any Sub-Account if the purchase of shares in the corresponding underlying Fund is not accepted for any reason.

Telephone or Facsimile ("Fax") Transfers. Subject to the Market Timing Policies, you may request transfers or withdrawals by telephone or Fax. We will not be liable for following instructions communicated by telephone or Fax that we reasonably believe to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone or Fax are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information;
(b) tape recording all telephone conversations; and (c) sending you a confirmation statement after all such telephone or Fax transactions.

We also will allow you to create a power of attorney, authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

Third Party Transfers. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.

However, our procedures will not prevent you from making your own transfer requests, subject to these Market Timing Policies.


Dollar-Cost Averaging Program.

         Our optional dollar-cost averaging program permits you to systematically transfer (monthly or as frequently as we allow) a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts.

         The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account, the amounts we transfer will vary slightly from month to month.

         You may elect to participate in the dollar-cost averaging program at any time before the proceeds are applied to a Settlement Option by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day.

         Once elected, dollar-cost averaging remains in effect from the date we receive your request until:

         .        you surrender the Contract,

         . the value of the Sub-Account from which transfers are being made is depleted, or

         .        you cancel the program by written request.

     You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program. We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

Asset Allocation Program. The asset allocation programs which had previously been available with the Contract were terminated and are no longer available. Any monies that you have previously allocated to an asset allocation program will remain in the asset allocation models set as of June 30, 2003 unless and until you instruct us otherwise.

If you selected the asset allocation program, VFL does not review or update the model percentages. There is no active reallocation according to any models, nor will there be any in the future. Allocations to asset allocation model(s) have continued to be rebalanced on a quarterly basis to return your Account Value to the model allocation percentages as of June 30, 2003.

You may, at any time, opt out of the asset allocation model you are in, at which time you can leave your allocations among the investment options you are currently in, or transfer your Account Value to other investment options. There is no charge for opting out of an asset allocation model, nor is there currently any charge for transferring your Account Value to other investment options. To make any such changes, call our Customer Service group at 1-877-835-7243. The Customer Service group can also be contacted to determine which model portfolios you are currently invested in.

Automatic Portfolio Rebalancing Program.

     Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub- Account may cause your allocation to shift. Before proceeds are applied to a Settlement Option, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual, or annual basis) your Variable Account Value to return it to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing.

         If you are enrolled in a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers, the replacement Fund in the case of substitutions and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund, the replacement Fund or a Money Market Fund for any continued and future investments.


Account Value.

         The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value, your Fixed Account Value, and your Loan Account Value (each term as defined below) credited to your Contract. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

.. the performance of the Variable Sub-Accounts you have selected;

.. interest credited on amounts you allocated to the Fixed Account;

.. interest credited on amounts allocated to the Loan Account;

.. any additional purchase payments; and

.. charges, transfers, withdrawals, loans, and surrenders.

         Your Account Value may be more or less than purchase payments you made.

Variable Account Value.

         Variable Account Value equals the sum of the values in each Variable Sub-Account on any particular day. On the Contract Date, the Variable Account Value for a Variable Sub-Account equals the portion of the initial purchase payment allocated to the Sub-Account. On each subsequent Business Day it equals:

..    the Variable Account Value in the Sub-Account on the preceding Business Day multiplied by its net investment factor for the current Valuation Period; plus

..    the amount of any allocation or transfer to the Sub-Account during the current Valuation Period; minus

..    the amount of any transfer from the Sub-Account during the current
     Valuation Period; minus

..    the amount of any charges allocated to the Sub-Account during the current
     Valuation Period; and minus

..    the amount of any withdrawal or loan allocated to the Sub-Account during the current Valuation Period.

         We keep track of the Variable Account Value in each of your Variable Sub-Accounts by the number of Accumulation Units in that Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, borrow, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, borrowed, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

Accumulation Unit Value.

         An Accumulation Unit value varies to reflect the expenses and deductions of certain charges under the Contract and the investment experience of the underlying Fund. Accumulation Unit values may increase or decrease from one Business Day to the next. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

Net Investment Factor.

         The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next. We determine the net investment factor for any Valuation Period by dividing (a) by
(b) where:

        (a) is the net result of:

                  (i) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; plus

                  (ii) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex- dividend" date occurs during the current Valuation Period; and plus or minus

                  (iii) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub- Account; and

         (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

         The net investment factor may be more or less than, or equal to, one.

Fixed Account Value.

         Fixed Account Value is the sum of the values in each Fixed Sub-Account on any particular date. On the Contract Date the Fixed Account Value for a Sub-Account equals the portion of the initial purchase payment allocated to the Sub-Account. On each subsequent Business Day it equals:

..    the Fixed Account Value in the Sub-Account on the preceding Business Day multiplied by the daily equivalent of its Guaranteed Interest Rate earned for the number of days in the current Valuation Period; plus

..    the amount of any allocation or transfer to the Sub-Account during the current Valuation Period; minus

..    the amount of any transfer from the Sub-Account during the current
     Valuation Period; minus

..    the amount of any charges allocated to the Sub-Account during the current
     Valuation Period and minus

..    the amount of any withdrawal or loan allocated to the Sub-Account during the current Valuation Period.

Loan Account Value.

         Unless you take a loan, the Loan Account Value is zero. If you take a loan, then on the effective date of the loan, the Loan Account Value equals the amount of the loan. On each subsequent Business Day it equals:

..    the Loan Account Value on the preceding Business Day; plus

..    the amount of interest earned (at the loan credited rate) on Loan Account
     Value during the current Valuation Period; plus

..    any amounts transferred to the Loan Account because of any additional loans and any due and unpaid loan interest during the current Valuation Period; minus

..    the amount of any loan repayment you make during the current Valuation
     Period; and minus

..    any amount of interest earned on Loan Account Value and transferred to the
     Sub-Accounts during the current Valuation Period.

Surrender Value.

         The Surrender Value on a Business Day is the Account Value, reduced by any applicable surrender charge or other charges that are due us but not yet deducted, less any Debt.

4. What Are The Expenses Under A Contract?

         We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

         Services and benefits we provide include:

         . the ability of Owners to make transfers, withdrawals, surrenders, and take loans under the Contracts;

         . the death benefit paid to the beneficiary on the death of the Insured;

         . the available investment options, including dollar-cost averaging, automatic portfolio rebalancing, and systematic partial withdrawal programs;

         . administration of the Settlement Options available under the Contracts; and

         .        the distribution of various reports to Owners.

         Costs and expenses we incur include:
         . those related to various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

         .        sales and marketing expenses; and

         .        other costs of doing business.

         Risks we assume include:

         . the risks that Insureds may live for a shorter period than we estimated when we established the mortality factors under the Contracts; and

         . that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

         We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, payment of sales expenses.

         Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

         We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions based on the following factors:

         .        the size of the group;

         . the total amount of purchase payments to be received from the group;

         .        the purposes for which the Contracts are purchased;

         .        the nature of the group for which the Contracts are purchased;
                  and

         . any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of VFL or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons.
Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations. Monthly Deduction Amount

         We deduct the Monthly Deduction Amount on each Monthly Processing Date. It equals:

         .        the Asset-Based Charges, plus

         .        the cost of insurance charge, plus

         . the cost of any riders for which a separate charge is assessed, and plus

         .        any other applicable charge that we assess.

         On a Monthly Processing Date that is also a Contract Anniversary, the Monthly Deduction Amount equals the Monthly Deduction Amount described above, plus the annual administration charge.

Asset-Based Charges

         We assess Asset-Based Charges against your Contract for assuming mortality and expense risks, certain administrative and distribution costs, and certain state and Federal tax expenses. We calculate the charges as a percentage of your Account Value as of the date we deduct them. On the Contract Date, and monthly thereafter, we deduct the charges proportionately from the Sub-Accounts in which you are invested.

         The maximum asset-based charges are:

                                                Combined            Charges
                                               Asset-Based          Monthly
                                                 Charge             Charge
                                           ------------------      ---------

Contract Years 1-10...............................1.80%            0.150000%
Contract Years 11+................................1.30%            0.108333%

         Asset-Based Charges will also apply to any Loan Account Value you have. (If you have not taken a loan, then no charges will be assessed.) The current charges applicable to the Loan Account Value are, on an annual basis, 0.90% (0.075000% monthly), decreasing to .40% (0.033333% monthly) after the tenth Contract Year.


Cost of Insurance Charge

         We deduct the cost of insurance charge from your Account Value to compensate us for providing life insurance for the Insured.

         Current Cost of Insurance Charge. The current cost of insurance charge is the actual monthly charge that we deduct from your Account Value. We calculate this charge as a percentage of your Account Value on the date of deduction. On the Contract Date, and monthly thereafter, we deduct the current cost of insurance charge in proportion to the Sub-Accounts in which you are invested. The maximum charge will never be more than the guaranteed maximum monthly cost of insurance charge described below.

         We determine the current cost of insurance charge based on our expectation of future mortality experience. Your cost of insurance charge will depend on the Insured's risk class. The two standard risk classes are smoker and nonsmoker. We generally charge higher rates for smokers.

         We also place Insureds in various sub-standard risk classes, if the underwriting warrants doing so. These sub-standard risk classes involve a higher mortality risk and, therefore, higher charges.

         At present, in most states the current cost of insurance charges as an annual percentage of Account Value are 0.55% and 0.85% for standard nonsmokers and smokers, respectively, and 0.75% and 1.40% for sub-standard nonsmokers and smokers, respectively. We will apply any charge we make on a uniform basis for Insureds of the same risk class and Attained Age.

         Guaranteed Maximum Monthly Cost of Insurance Charge. The maximum monthly cost of insurance charge equals (a) times (b) and then divided by (c), where:

         (a) is the maximum Cost of Insurance Rate per $1,000 shown in your Contract based on the Insured's Attained Age, gender and risk class;

         (b)      is an amount equal to the death benefit minus the Account
                  Value; and

         (c)      is $1,000.

         For standard risks, we base the guaranteed cost of insurance charge on the 1980 Commissioners Standard Ordinary Mortality Table, Male/Female, Age Last Birthday ("1980 CSO"). Because the mortality table differentiates between men and women, the Contract may pay different benefits to men and women of the same age, even if all other factors are the same. Certain states, however, may require unisex rates. We include a table of guaranteed maximum cost of insurance rates per $1,000 in your Contract. For substandard risks, we base the guaranteed cost of insurance charge on a multiple of the 1980 CSO. We will base the multiple on the Insured's substandard rating.
Annual Administration Charge

         We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. We may, from time to time, eliminate this charge for the first Contract Year.

Surrender Charge

         If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. We apply the surrender charge to each purchase payment as a percentage of the payment as follows:

             Complete
               Years
              Elapsed            Maximum
               Since            Surrender
             Contract            Charge
               Date            Percentage
            ----------        -------------
                 0                 9%
                 1                 9%
                 2                 8%
                 3                 7%
                 4                 6%
                 5                 5%
                 6                 3%
                 7+                0%

         If you surrender your Contract, we deduct the surrender charge from your Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. Each year you may withdraw the "Free Withdrawal Amount" without incurring a surrender charge. The Free Withdrawal Amount equals the greater of:

(i) the excess of 10% of your total purchase payments over all prior withdrawals in that Contract Year (including any associated surrender charge); or

(ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments).

With an Excess Withdrawal, we will liquidate purchase payments in whole or in part on a "first-in, first-out" basis. This means we liquidate purchase payments in the order you made them: the oldest unliquidated purchase payment first, the next oldest unliquidated purchase payment second, until all purchase payments have been liquidated.

         The total surrender charge will be the sum of the surrender charges for each purchase payment being liquidated. The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

         Example of Calculation of Surrender Charge. Assume the applicable surrender charge is 7% and you have requested a withdrawal of $2,000. Your initial purchase payment was $10,000, your current Account Value is $10,500, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

         (a) is the excess of 10% of the total purchase payments, over 100% of all prior withdrawals in that Contract Year (including any associated surrender charge) (10% x $10,000 = $1,000); and

         (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments ($10,500 - $10,000 = $500).

         Therefore, the Free Withdrawal Amount is $1,000. A surrender charge will apply to the excess of $2,000 over $1,000. The surrender charge equals $70 (7% x $1,000).

         The Free Withdrawal Amount is not considered a liquidation of purchase payments. If you surrender your Contract during the same Contract Year that you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount.

     Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period. We define "Qualifying Hospital or Nursing Care Facility" in your Contract.

Transfer Charge

         We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

Fund Annual Expenses

Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. For a description of a Fund's expenses, management fees, and other expenses, see the prospectuses for the corresponding Trust.

5. How Will My Contract Be Taxed?

Introduction

         The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. No attempt is made to consider any applicable state or other tax laws. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Contract should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a rated or automatic issue basis and Contracts with term riders added and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions in order to do so.

         In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. However, the Internal Revenue Service has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between an Owner of a Contract and the Company regarding specific investments or investment objectives for the underlying investments and an Owner of a Contract may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment options. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Contract.

         In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Contracts to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

         In General. We believe that the death benefit under a Contract should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

         Generally, the Owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

     Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. In most cases the Contract will be classified as a Modified Endowment Contract. Any Contract issued in exchange for a Modified Endowment Contract will be a Modified Endowment Contract. A Contract issued in exchange for a life insurance contract that is not a Modified Endowment Contract will generally not be treated as a Modified Endowment Contract. The payment of additional premiums at the time of or after the exchange or certain changes to the Contract after it is issued may, however, cause the Contract to become a Modified Endowment Contract. A prospective Owner should consult a tax advisor before effecting an exchange.

         Distributions Other Than Death Benefits from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gains taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gains have been distributed.

         (2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

         Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts. Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

         Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

         Tax Treatment of Settlement Options. A portion of the Settlement Option payments which are in excess of the Death Proceeds is included in the Beneficiary's taxable income. Under a Settlement Option payable for the lifetime of the Beneficiary, the Death Proceeds are divided by the Beneficiary's life expectancy (or joint life expectancy in the case of a joint and survivor option) and proceeds received in excess of these prorated amounts are included in taxable income. The value of the Death Proceeds is reduced by the value of any period certain or refund guarantee. Under a fixed period option, the Death Proceeds are prorated by dividing the proceeds over the payment period under the option. Any payments in excess of the prorated amount will be included in taxable income.

         Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

         Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

         Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

         Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

         Accelerated Benefits Rider. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludible from the gross income of the beneficiary if the beneficiary is the insured under the Contract. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Contract or requesting payment under this rider.

         Continuation of Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

         Pension or Profit-Sharing Plan or Similar Deferred Compensation Arrangement. If the Contract is used in connection with a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Contract proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Contract. Contracts owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

         Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as non-taxable. Plan loan requirements and provisions may differ from Contract loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Contract held in connection with a retirement plan.

         Business Uses of Contract. Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

         Other Tax Considerations. The transfer of the Contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

         Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

Possible Legislative Changes.

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

State Law.

         State regulations require that the Contract owner have appropriate insurable interest in the life of the insured. Failure to establish an insurable interest may result in the Contract not qualifying as a life insurance contract for federal tax purposes.

Possible Charge for VFL's Taxes.

         Under current Federal income tax law, we are not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

         Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

6. How Do I Access My Money?

         You may access the money in your Contract: (1) by making a withdrawal or a surrender, or (2) by taking a loan from your Contract. If you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our Settlement Options. See "What Are My Settlement Options?"

Withdrawals

         You may withdraw all or part of your Surrender Value at any time while your Contract is in force during the Insured's lifetime. You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $250. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. If a requested withdrawal would reduce your Account Value below $5,000, we reserve the right to treat the request as a withdrawal of only the excess over $5,000. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

         When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

         When you make a withdrawal, we reduce the Account Value by the amount of the withdrawal (including any associated surrender charges). We also reduce the Insurance Amount by the same percentage that the withdrawal (including any associated surrender charge) reduced the Account Value.

         A withdrawal may have adverse tax consequences. See "How Will My Contract Be Taxed?"

Systematic Partial Withdrawal Program

         The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take the withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

         . If you elect earnings, we will deduct the withdrawals from the Sub- Accounts in which you are invested on a pro-rata basis.

         . If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "What Are The Expenses Under A Contract?"

         You may participate in the systematic partial withdrawal program at any time during the Insured's lifetime by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

         A systematic withdrawal may have adverse tax consequences. See "How Is My Contract Taxed?"

Surrenders

         You may cancel and surrender your Contract at any time during the Insured's lifetime. Your Contract will terminate on the Valuation Date we receive your request or a later date as you might request. We will pay you the Surrender Value in one sum unless you choose a Settlement Option. Under certain circumstances, we may delay payments of proceeds from a surrender. See "Requesting Payments."

         A surrender may have adverse tax consequences. See "How Will My Contract Be Taxed?"

Loans

         While your Contract is in force, you may request a loan by giving us Satisfactory Notice. Unless you tell us otherwise, we will transfer an amount equal to the loan from the Sub-Accounts to the Loan Account in proportion to the Account Value in each Sub-Account in which you are invested as of the date we process the loan. We use the Loan Account Value as collateral for your loan. Your Contract will be the only security we require for the loan. Any loan must be at least $250.

         A loan may have adverse tax consequences. See "How Is My Contract
Taxed?"

         Maximum Loanable Value. The maximum amount that you may borrow ("maximum loanable value") is 90% of the Account Value less any surrender charge and less any due and unpaid Monthly Deduction Amount. The amount of the loan and all existing loans may not be more than the maximum loanable value as of the loan date, which is the date we process the loan.

         If on any Business Day where there is Debt outstanding and the Surrender Value is negative, we will send you an overloan notice at your last known address. You will then have 61 days from the date we send the notice to avoid termination of your Contract by paying us at least the minimum repayment amount listed in the notice.

         Loan Repayment. You may repay all or part of your loan at any time while your Contract is in force during the Insured's lifetime. Any loan repayment must be at least $250. If the Grace Period has expired and the Contract has terminated, any Debt that exists at the end of the Grace Period may not be repaid unless you reinstate your Contract.

         Unless you tell us otherwise, we will transfer an amount equal to the loan repayment from the Loan Account to the Sub-Accounts in the same proportion as your most recent purchase payment.

         Loan Interest. Interest on the loan accrues daily at a loan interest rate of 6% per annum, and is due on each Contract Anniversary. If you do not pay loan interest when due, we will transfer the difference between the Loan Account and Debt from the Sub-Accounts to the Loan Account in proportion to the Account Value in each Sub-Account in which you are invested.

         Interest Credited. The portion of your Account Value represented by the Loan Account will earn interest daily from the date of transfer at a minimum loan credited rate of 4% per annum.

         However, the Preferred Loan Amount will earn interest daily at a Loan Credited Rate that is currently 6% per annum. We can change this rate at any time, however, it will never be less than 4% per annum. The Preferred Loan Amount equals:

..    The part of a Loan equal to cumulative earnings (i.e., the excess of the
     Account Value on the date of the Loan over unliquidated purchase payments), and

..    Any loan carried over from an existing contract to a Contract as part of a valid 1035 Exchange, as defined by the Internal Revenue Code.

         Effects of a Loan. When you take out a loan, we transfer funds proportionately from the Sub-Accounts in which you are invested to the Loan Account. We also will transfer any loan interest that becomes due that you do not pay from your Sub-Accounts to the Loan Account.

         Since we transfer the amount you borrow from the Sub-Accounts, a loan whether or not repaid, will have a permanent effect on your Surrender Value and may have a permanent effect on your death benefit. This is because the Loan Account does not share in the investment results of the Sub-Accounts. Rather, the Loan Account earns interest daily at the loan credited rate. Depending upon how the investment results compare to the loan credited rate, this effect may be favorable or unfavorable. This is true whether you repay the loan or not. If not repaid, the loan will reduce the amount of Death Proceeds and could cause your Contract to terminate if investment results are not as expected. See "How Do I Purchase A Contract?--Grace Period" and "How Is My Contract Taxed?"

         Requesting Payments.

         You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any Death Proceeds, loan, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Valuation Date our Customer Service Center receives all requirements.

         We may delay making a payment, or processing a transfer request if:

         . the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

         . the SEC, by order, permits postponement of payment to protect our Owners.

         We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, loan, or transfer request for up to six months from the date we receive the request, if permitted by state law.

         If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

7. How Is Contract Performance Presented?

         Articles discussing the Variable Account's investment performance, rankings, and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services and Morningstar, Inc.) may publish their own rankings or performance review of variable contract separate accounts, including the Variable Account. We may use references to or reprints of such articles or rankings as sales material, and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

         Publications may use articles and releases developed by us, the Funds and other parties, about the Variable Account or the Funds. We may use references to or reprints of such articles in sales material for the Contracts or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style and include excerpts from media articles.

         If we quote performance data, the data will represent past performance and you should not view it as any indication of future performance. Amounts you invest in the Variable Sub-Accounts will fluctuate daily based on Fund investment performance, so the value of your investment may increase or decrease.

8. What Is The Death Benefit Under My Contract?

         The Contract provides for a payment to your designated Beneficiary if the Insured dies while the Contract is in force. This payment is called the "Death Proceeds." It equals:

         .        the death benefit described below; plus

         . any additional insurance on the Insured's life that may be provided by riders to the Contract; minus

         .        any Debt from Contract loans, minus

         .        any due and unpaid charges; and minus

         . any amounts previously paid under the Accelerated Death Benefit Rider plus accrued interest.

         The Death Proceeds will be adjusted in certain circumstances. See "Incontestability," "Suicide," and "Misstatement and Proof of Age, Sex, or Survival" in "What Other Information Should I Know?"

         You or your Beneficiary decide how to receive the Death Proceeds. You or your Beneficiary can elect payment in a single sum, in which case your Contract will terminate; or you or your Beneficiary may apply proceeds under one of the Settlement Options in your Contract. See "What Are My Settlement Options?" Unless you or your Beneficiary specify otherwise, we will pay the Death Proceeds in one sum within 90 days after we receive proof of death. If required by the law of your state, we also will pay interest from the date of death until we distribute the Death Proceeds.

Death Benefit.

         At issue, your death benefit equals your Insurance Amount shown in your Contract. On any Business Day after that, it equals the greater of:

         . the Insurance Amount; or

         . the Minimum Death Benefit.

         However, if the state in which we issue a Contract does not allow us to deduct a cost of insurance charge on or after the Contract Anniversary when the Insured reaches age 100, we will limit the death benefit on and after that anniversary to the Minimum Death Benefit. The tax consequences associated with continuing a Contract after the Insured reaches age 100 are unclear. (See "How Will My Contract be Taxed - Continuation of Contract Beyond Age 100".)

Insurance Amount.

         The initial Insurance Amount depends on the amount of your initial purchase payment and the age and sex of the proposed Insured. It remains level unless you make additional purchase payments or withdrawals. Additional payments may increase the Insurance Amount. See "Insurance Amount Increases" below. Withdrawals reduce the Insurance Amount in the same proportion as the Account Value is reduced.

Minimum Death Benefit.

         To ensure that the Contract continues to qualify as life insurance under the Code, each Business Day we will calculate a Minimum Death Benefit. The Minimum Death Benefit equals (a) times (b), where:

(a) is the Account Value; and

(b) is the Minimum Death Benefit Percentage from the table below.



                   Table of Minimum Death Benefit Percentages

     Attained                           Attained                            Attained
        Age           Percentages          Age           Percentages           Age          Percentages
    -----------     --------------     ----------      --------------      ----------     --------------
     0-40               250%              54               157%               68              117%
       41               243%              55               150%               69              116%
       42               236%              56               146%               70              115%
       43               229%              57               142%               71              113%
       44               222%              58               138%               72              111%
       45               215%              59               134%               73              109%
       46               209%              60               130%               74              107%
       47               203%              61               128%             75-90             105%
       48               197%              62               126%               91              104%
       49               191%              63               124%               92              103%
       50               185%              64               122%               93              102%
       51               178%              65               120%             94-99             101%
       52               171%              66               119%              100+             100%
       53               164%              67               118%


         Since positive investment performance increases your Account Value, it may increase your death benefit to the extent that the death benefit is greater than the Insurance Amount. Conversely, since negative investment performance decreases your Account Value, it may decrease your death benefit, but never below the Insurance Amount.

Proof of Death.

         We will pay the Death Proceeds to your Beneficiary after we receive satisfactory proof of death at our Customer Service Center. We will accept one of the following items:

1.   An original certified copy of an official death certificate, or

2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

3.   Any other proof satisfactory to us.

Insurance Amount Increases.

         If you make additional purchase payments, we may have to increase your Insurance Amount so that your Contract continues to qualify as life insurance under the Code. We reserve the right to require satisfactory evidence of insurability as to any increase in the Insurance Amount. In addition, we reserve the right to require that the Insured's risk class be identical to that on the Contract Date. Other than in connection with making additional purchase payments, we do not currently permit you to request an increase in your Insurance Amount.

9.       What Supplemental Benefits Are Available Under My Contract?

     The following supplemental benefits are available under the Contracts by rider. We include these riders automatically with your Contract at no additional cost. The riders have certain conditions and use special terms and may not be available in all states.

Accelerated Death Benefit Rider.

         The Accelerated Death Benefit Rider provides you with access to a portion of the death benefit during the Insured's lifetime, if the Insured is diagnosed as having a terminal illness. You can request to receive up to 50% of the Insurance Amount up to a maximum of $500,000.

         You must provide us with proof that the Insured has a terminal illness. You may receive an accelerated benefit amount only once. The accelerated benefit amount will first be used to repay any outstanding Debt. We will pay any amount in excess of the outstanding Debt to you in a lump sum. Other conditions apply.

         The tax treatment of amounts received under the Accelerated Death Benefit is uncertain. You should consult a tax adviser before requesting accelerated death benefits.

 Accidental Death Benefit Rider.

         The Accidental Death Benefit Rider provides an additional death benefit called the accidental death benefit. This additional benefit will equal the purchase payments made minus any withdrawals (including any associated surrender charge), determined as of the date of the Insured's death (or the next Business Day if the Insured dies on other than a Business Day), up to a maximum of $250,000.

         To qualify for this benefit, the Insured's death must occur: (i) before the first Contract Anniversary after the Insured attains age 80; and (ii) as a direct result of accidental bodily injury, independent of all other causes.

     Further, all the terms and conditions described in the Contract must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. We will pay the accidental death benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of accidental death.

         We terminate the accidental death benefit provision:

         .        when we pay the benefit;

         . when you surrender the Contract or apply the entire Surrender Value to a Settlement Option;

         . when we distribute the interest in the Contract due to the death of an Insured; or

         .        when you request termination of the benefit.

Waiver of Surrender Charge Rider.

     The Waiver of Surrender Charge Rider provides that we will not deduct a surrender charge if, when you submit your request for a withdrawal or a surrender, you also submit due proof that the Insured has been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period. We define "Qualifying Hospital or Nursing Care Facility" in your Contract.

No Lapse Endorsement.

         We will include this endorsement to your Contract at no additional cost. It provides that, if there is no Debt outstanding, we will not terminate your Contract when your Surrender Value is insufficient to cover the Monthly Deduction Amount. However, this endorsement will not apply to any Contract which has been reinstated under the Reinstatement provisions. In certain states, the endorsement may not be available or may be limited.

10. What Are My Settlement Options?

         You may elect to have the Surrender Value or Death Proceeds paid in a single sum or under one of our fixed Settlement Options if the amount is at least $5,000. You select a Settlement Option from the list below.

         On the date the Settlement Option becomes effective, the Surrender Value under the Contract will be used to provide income payments.

         You may elect one of the Settlement Options shown below (or any other option acceptable to us). For ease of describing these Settlement Options, we assume that you apply the Surrender Value and receive the income payments from one of the options below. Of course, you may always designate someone other than yourself to receive the income payments, and your designated Beneficiary will receive the income payments from any Death Proceeds.

         Option 1--Payments for Life: You will receive payments for your life.

         Option 2--Life Annuity with 10 or 20 Years Certain: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

         Option 3--Joint and Last Survivor Life Annuity: We will make payments as long as either you or a second person you select (such as your spouse) is alive.

         Option 4--Payments for a Specified Period Certain: You will receive payments for the number of years you select, which may be from 5-30 years. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

         If you told us that you want a life annuity, it is possible that you could only receive one payment.

         Your income payments will be made monthly, unless you or the Beneficiary, as the case may be, choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annually.

         We will base your first income payment on the amount of proceeds applied under the Settlement Option you or the Beneficiary, as the case may be, have selected and on the applicable "purchase rates." If applicable, these rates will vary based on: (i) the age and sex of the person that will receive the income payments (the "Payee"); (ii) the age and sex of a second designated person; and (iii) the specified period certain. The purchase rate we apply will never be lower than the rate shown in your Contract.

         These are fixed income payments, which means we guarantee the amount of each income payment and it remains level throughout the period you selected.

        If you purchased your Contract prior to May 1, 2001, see the Appendix regarding your Settlement Options.

11. What Other Information Should I Know?

Valley Forge Life Insurance Company

     Valley Forge Life Insurance Company (VFL) is a life insurance company organized under the laws of the State of Indiana following its redomestication from Pennsylvania to Indiana effective December 29, 2004, and is authorized to transact business in the District of Columbia, Puerto Rico, and all states except New York. VFL's home office is located at 1700 Magnavox Way, Fort Wayne, IN 46804, and its executive office is located at 175 King Street, Armonk, NY 10504.

         On April 30, 2004 VFL became a wholly-owned subsidiary of Swiss Re Life & Health America Inc. ("SRLHA"). SRLHA is ultimately controlled by Swiss Reinsurance Company.

         As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL. Prior to September 30, 2006, the Contracts were issued by Sage Life. There have been no changes to your Contract or any of your benefits as a result of the merger. VFL will accept any additional purchase payments you wish to make, subject to certain restrictions, and will process all transactions and claims under the Contract. There have been no changes to The Sage Variable Life Account A as a result of the merger.


Management of VFL

         The following is a list of the names, addresses and ages of the directors and executive officers of VFL and their principal occupations during the past five years.



                                        POSITION(S) HELD                        PRINCIPAL OCCUPATION
 NAME AND ADDRESS      AGE                 WITH VFL                             DURING THE PAST FIVE YEARS
----------------       ----             -----------------                       ---------------------------

Jacques E. Dubois      57               Director and Chairman                   Executive Officer, Swiss Re America Holding
175 King Street                                                                 Corporation
Armonk, NY 10504

W. Weldon Wilson       45               Director, Chief Executive               Executive Officer, Swiss Re Life &
175 King Street                         Officer and President                   Health America Inc.
Armonk, NY  10504

Raymond A. Eckert      42               Director and Vice President             Executive Officer, Swiss Re Life &
175 King Street                                                                 Health America Inc.
Armonk, NY  10504

Neal E. Arnold         49               Director and Vice President             Executive Officer, Swiss Re Life &
1700 Magnavox Way                                                               Health America Inc.
Fort Wayne, IN 46804

Robyn Wyatt            41               Vice President and Chief                Financial Officer, Swiss Re Life &
175 King Street                         Financial Officer                       Health America Inc.
Armonk, NY  10504

Thomas Brunnegraff     55               Vice President and Treasurer            Treasurer, Swiss Re Life & Health
175 King Street                                                                 America Inc.
Armonk, NY  10504




Variable Account

       The Sage Variable Life Account A ("Variable Account"). The Variable Account was established as a separate investment account under Delaware law on December 3, 1997. Prior to September 30, 2006, Sage Life was the depositor of the Variable Account. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or VFL.

         We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of VFL. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of VFL. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

         Voting of Fund Shares. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

Modification.

         When permitted by applicable law, we may modify the Contracts as follows:

         .        deregister the Variable Account under the 1940 Act;

         . operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

         . operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

         . restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

         .        combine the Variable Account with other separate accounts; and

         .        combine a Variable Sub-Account with another Variable
                  Sub-Account.

         We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced and not all Funds may be available to all classes of Contracts) and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

         If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub- Accounts.

Distribution of the Contracts.

         SL Distributors, Inc., Park Central VIII, 12770 Merit Drive, Suite 600, Dallas, TX 75251, is the Distributor (Principal Underwriter) of the Contracts. Prior to December 18, 2003, Sage Distributors, Inc. was the distributor of the Contracts. After giving effect to the merger of Sage Life into VFL, which was effective as of September 30, 2006, SL Distributors, Inc. became a wholly-owned subsidiary of VFL.

         SL Distributors, Inc. is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Contracts may not be available in all states.

         The Contracts were sold by broker-dealers through registered representatives of such broker-dealers who were also appointed and licensed as insurance agents of Sage Life. These broker-dealers received commissions for selling the Contracts calculated as a percentage of purchase payments (up to a maximum of 8.5%). Certain broker-dealers who met certain productivity and profitability standards may have been eligible for additional compensation.

     The Contracts are no longer offered for sale. However, VFL accepts new purchase payments on (subject to certain restrictions) and processes transfers for, and provides administration for existing Contracts.

The following are the names of the officers and directors of SL Distributors, Inc. and their positions with SL Distributors, Inc. and their principal business occupations.




Name               Position With SL Distributors       Principal Business Occupation
----               -----------------------------       -----------------------------

Arlene Stoll        Director, President and Chief      Admin Re, Swiss Re Life & Health
                    Executive Officer                  America Inc.

Mark Lemon          Chief Compliance Officer           Regulatory Compliance, Swiss Re Life &
                                                       Health America Inc.

Dennis Rushovich    Treasurer and Chief Financial      CEO, Strategic Financial Solutions, Inc.
                    Officer

Joan Olson          Secretary                          Regulatory Compliance, Admin Re, Swiss
                                                       Re Life & Health America Inc.



Financial Statements

     We included the audited financial statements for VFL as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005. You should consider these financial statements only as bearing on the ability of VFL to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account. We have also included audited financial statements of the Variable Account.


Experts

     The financial statements of The Sage Variable Life Account A for the year ended December 31, 2005 included in this registration statement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, an independent registered public accounting firm, on the authority of said firm as experts in auditing and accounting.

     The statutory basis financial statements of Valley Forge Life Insurance Company for the year ended December 31, 2005 included in this Registration Statement, have been so included in reliance on the reports of
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, an independent auditor, on the authority of said firm as experts in auditing and accounting.

     The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

Legal Proceedings

     There are no material pending legal proceedings to which the Variable Account, SL Distributors, Inc. or VFL is a party.

Reports to Contract Owners

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, the Fixed Account and the Loan Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

Assignment

         You may assign your Contract at any time during the Insured's lifetime. No assignment will be binding on us unless we receive Satisfactory Notice. We will not be liable for any payments made or actions we take before we accept the assignment. An absolute assignment will revoke the interest of any revocable Beneficiary. We are not responsible for the validity of any assignment. An assignment may be a taxable event.

The Owner

         You are the Owner of the Contract. You are also the Insured unless you named another Insured in the application. You have the rights and options described in the Contract while the Insured is living and the Contract is in force. One or more people may own the Contract.

The Beneficiary

         We pay the Death Proceeds to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we pay the Death Proceeds to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the Death Proceeds to the Owner's estate. You may name one or more persons as primary Beneficiary or Contingent Beneficiary. We will assume any Death Proceeds are to be paid in equal shares to the multiple surviving Beneficiaries, unless you tell us otherwise.

         You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that Beneficiary to exercise the rights and options under your Contract.

Change of Owner or Beneficiary

         During your lifetime and while your Contract is in force you can transfer ownership of your Contract or change the Beneficiary. To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner or Beneficiary will take effect on the date you signed the notice. Any of these changes will not affect any payment made or action we took before our acceptance. A change of Owner may be a taxable event.

Misstatement And Proof of Age, Sex, or Survival

         We may require proof of age, sex, or survival of any person on whose age, sex, or survival any payments depend. If the age or sex of the Insured has been misstated, the benefits will be those that the initial purchase payment and any additional purchase payments would have provided for the correct age and sex.

Incontestability

         We will not contest the payment of the Death Proceeds based upon the initial purchase payment after the Contract has been in force during the Insured's lifetime for two years from the Issue Date.

         For any increase in Insurance Amount requiring evidence of insurability, we will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

Suicide

         If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, we will not pay the Death Proceeds normally payable on the Insured's death. Instead, we will limit the death benefit to the Account Value as of the date we receive proof of death. We will otherwise calculate Death Proceeds in the usual manner.

         If the Insured dies by suicide, while sane or insane, within two years of any date we receive and accept an additional purchase payment, any amount of death benefit that would not be payable except for the fact the additional purchase payment was made will be limited to the amount of such payment.

Authority to Make Agreements

         One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

Participation.

         The Contract does not participate in the surplus or profits of VFL and we do not pay dividends on the Contracts.

Safekeeping  of Account Assets.

         We hold the title to the assets of the Variable Account. We keep the assets physically segregated and hold them separate and apart from our General Account assets and from the assets in any other separate account.

         We maintain records of all purchases and redemptions of Fund shares held by each of the Variable Sub-Accounts.

Legal Matters.

         All matters relating to applicable law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Margaret Ashbridge.


12. How Can I Make Inquiries?

You may make inquiries about your Contract by contacting one of our authorized registered representatives, or by writing or calling us at our Customer Service Center, P.O. Box 290680, Wethersfield, CT 06129-0680, (877) 835-7243.



                          AUDITED FINANCIAL STATEMENTS
                       VALLEY FORGE LIFE INSURANCE COMPANY

VALLEY FORGE LIFE
INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF SWISS RE
LIFE & HEALTH AMERICA INC.)
STATUTORY-BASIS FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2005 AND 2004


VALLEY FORGE LIFE INSURANCE COMPANY
Index
--------------------------------------------------------------------------------------------

Report of Independent Auditors                                                         1 - 2


Statutory-Basis Financial Statements and Notes                                        3 - 23


Supplemental Schedule of Selected Statutory-Basis Financial Data                     24 - 25


Supplemental Schedule of Investment Risks Interrogatories                            26 - 28


Summary Investment Schedule                                                               29


Note to Supplemental Schedules of Selected Statutory-Basis Financial Data                 30

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of Valley Forge Life Insurance
Company:

We have audited the accompanying statutory-basis balance sheets of Valley Forge Life Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory-basis statements of operations and changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in
Note 1.

Our audit was conducted for the purpose of forming an opinion on the basic statutory basis financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risks Interrogatories of the Company as of December 31, 2005 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory basis financial statements. The effects on the Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risks Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risks Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2005 and for the year then ended. The Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risks Interrogatories have been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.


/s/PricewaterhouseCoopers LLP

New York, New York
April 27, 2006


VALLEY FORGE LIFE INSURANCE COMPANY
Balance Sheets (Statutory-Basis)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                     DECEMBER 31,
                                                                                     -------------------------------------------
                                                                                              2005                  2004
                                                                                     -------------------------------------------
                                                                                           (IN THOUSANDS, EXCEPT SHARE DATA)
ADMITTED ASSETS
   Bonds                                                                              $         2,326,535   $         2,452,696
   Preferred stocks                                                                                 9,908                 9,908
   Real estate                                                                                     14,298                14,661
   Cash (including short-term investments of $36,103 and
     $112,061, respectively)                                                                        4,296                81,838
   Contract loans                                                                                  92,659                90,022
   Other invested assets                                                                                1                     2
                                                                                       -------------------   -------------------
CASH AND INVESTED ASSETS                                                                        2,447,697             2,649,127

   Accrued investment income                                                                       26,292                29,729
   Receivables from affiliates                                                                      2,317                     -
   Amounts due from reinsurers                                                                     70,816                39,945
   Net deferred federal income tax asset                                                           23,531                19,387
   Other admitted assets                                                                           13,763                18,756
   Separate account assets                                                                        356,686               453,461
                                                                                       -------------------    ------------------
TOTAL ADMITTED ASSETS                                                                 $         2,941,102   $         3,210,405
                                                                                       ===================   ===================

LIABILITIES
   Aggregate reserves for life, accident and health and annuity contracts             $         1,044,669   $         1,108,915
   Funds held under reinsurance treaties with affiliates                                          841,508               708,567
   Liability for deposit-type contracts                                                            89,830                80,417
   Premiums and considerations deferred and uncollected                                            57,726                52,371
   Policy claims and benefits on life and accident and health contracts                            45,421                42,086
   Other contract liabilities                                                                      11,030                 3,260
   Interest maintenance reserve                                                                    66,938                56,281
   Federal income taxes payable                                                                    24,600                69,081
   Commissions payable and expense allowances on reinsurance assumed                                1,354                 1,667
   Accounts payable and accrued expenses                                                            7,074                18,254
   Payable to affiliates                                                                                -                 2,090
   Asset valuation reserve                                                                          9,706                 6,932
   Other liabilities                                                                               27,341                53,572
   Separate account liabilities                                                                   356,686               453,461
                                                                                       -------------------    ------------------
TOTAL LIABILITIES                                                                               2,583,883             2,656,954
                                                                                       -------------------    ------------------

CAPITAL AND SURPLUS
   Common stock - par value $50 per share: authorized 200,000
     shares; issued and outstanding, 50,000 shares                                                  2,500                 2,500
   Gross paid-in and contributed capital                                                          215,951               380,960
   Unassigned surplus                                                                             138,768               169,991
                                                                                       -------------------    ------------------
TOTAL CAPITAL AND SURPLUS                                                                         357,219               553,451
                                                                                       -------------------    ------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                $         2,941,102   $         3,210,405
                                                                                       ===================   ===================



The accompanying notes are an integral component of the financial statements                                                  3

VALLEY FORGE LIFE INSURANCE COMPANY
Statements of Operations and Changes in Capital and Surplus (Statutory-Basis)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                               YEARS ENDED DECEMBER 31,
                                                                                     -------------------------------------------
                                                                                              2005                  2004
                                                                                     -------------------------------------------
                                                                                                    (IN THOUSANDS)
REVENUES

   Premiums and annuity considerations                                                $           194,708      $        275,368
   Net investment income                                                                          147,134               147,519
   Amortization of interest maintenance reserve                                                    10,211                 9,798
   Commissions and expense allowances on reinsurance ceded                                         68,965               228,399
   Other revenues                                                                                       -                37,182
                                                                                       -------------------    ------------------
           TOTAL REVENUES                                                                         421,018               698,266
                                                                                       -------------------    ------------------
Benefits and expenses

   Policy claims and benefits                                                                     233,818               285,673
   (Decrease) increase in aggregate reserves for life and accident and health contracts           (64,246)              692,529
   Commissions and expense allowances                                                              14,465                55,157
   General insurance expenses and taxes, licenses and fees                                         78,236               109,321
   Interest on funds withheld, for reinsurers                                                      40,995                19,206
   Other expenses                                                                                   1,053              (670,584)
                                                                                       -------------------    ------------------
           TOTAL BENEFITS AND EXPENSES                                                            304,321               491,302
                                                                                       -------------------    ------------------

   Gain from operations before dividends to policyholders and before federal
           income taxes and net realized capital gains (losses)                                   116,697               206,964
   Dividends to policyholders                                                                       4,443                 4,301
                                                                                       -------------------    ------------------
   Operating income before income taxes and net realized capital gains (losses)                   112,254               202,663

   Federal income tax (benefit) expense on operations                                             (29,175)              367,778
                                                                                       -------------------    ------------------
           GAIN (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS                          141,429              (165,115)
           (LOSSES)

   Net realized capital gains (losses), less federal income tax
           (benefit) expense of $(4,723) and $7,384, respectively, and excluding net gains of $20,868 and $10,288, respectively,
           transferred to the interest maintenance reserve                                         15,960                (1,444)
                                                                                       -------------------    ------------------
           NET INCOME (LOSS)                                                                      157,389              (166,559)
OTHER CHANGES IN CAPITAL AND SURPLUS
   Change in net unrealized gain                                                                        -                   990
   Change in net deferred income tax                                                              (92,372)              217,668
   Change in non-admitted assets                                                                   97,139              (196,427)
   Change in liability for reinsurance in unauthorized companies                                  (11,145)               (8,449)
   Change in asset valuation reserve                                                               (2,775)               (5,356)
   Change in capitalized ceding commissions                                                        (9,468)              203,338
   Capital contributed                                                                           (165,009)              311,809
   Dividends to shareholder                                                                      (169,991)                    -
                                                                                       -------------------    ------------------
           NET (LOSS) INCOME AND OTHER CHANGES IN CAPITAL AND SURPLUS                            (196,232)              357,014
   CAPITAL AND SURPLUS, BEGINNING OF YEAR                                                         553,451               196,437
                                                                                       -------------------    ------------------
           CAPITAL AND SURPLUS, END OF YEAR                                           $           357,219   $           553,451
                                                                                       ===================   ===================



The accompanying notes are an integral component of the financial statements                                                  4

VALLEY FORGE LIFE INSURANCE COMPANY
Statements of Cash Flows (Statutory-Basis)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                              YEARS ENDED DECEMBER 31,
                                                                                     -------------------------------------------
                                                                                              2005                  2004
                                                                                     -------------------------------------------
                                                                                                   (IN THOUSANDS)
CASH FROM OPERATIONS
   Premiums collected, net of reinsurance                                             $           226,767   $           307,904
   Net investment income                                                                          134,455               126,305
   Miscellaneous sources                                                                           34,298               265,580
   Benefits paid                                                                                 (228,185)             (317,111)
   Commissions and expense allowance on reinsurance assumed                                      (145,765)              580,798
   Dividend paid to policyholders                                                                  (4,469)               (1,899)
   Federal income taxes paid                                                                      (10,584)             (320,384)
                                                                                       -------------------    ------------------
NET CASH PROVIDED BY OPERATIONS                                                                     6,517               641,193
                                                                                       -------------------    ------------------
CASH FROM INVESTING ACTIVITIES
   Proceeds from investments sold, matured or repaid:
     Bonds                                                                                        700,346               783,623
     Stocks                                                                                             -                14,187
     Other invested assets                                                                            363                     -
     Net losses on short term investments                                                               -                    (5)
                                                                                       -------------------    ------------------
Total investment proceeds                                                                         700,709               797,805
                                                                                       -------------------    ------------------
Cost of investments acquired:
     Bonds                                                                                       (523,957)           (2,651,220)
     Stocks                                                                                             -                (9,908)
     Real estate                                                                                        -               (14,920)
     Miscellaneous applications                                                                      (186)               (1,058)
                                                                                       -------------------    ------------------
Total cost of investment acquired                                                                (524,143)           (2,677,106)
(Increase) decrease in policy loans                                                                (2,760)                5,839
                                                                                       -------------------    ------------------
NET CASH PROVIDED BY (USED IN) INVESTMENTS                                                        173,806            (1,873,462)
                                                                                       -------------------    ------------------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES
   Capital contributions                                                                         (165,009)              311,809
   Net deposits on deposit-type contracts and other insurance liability                            89,282                    50
   Dividends paid to stockholders                                                                (169,991)                    -
   Other cash (applied) provided, net                                                             (12,147)              920,678
                                                                                       -------------------    ------------------
NET CASH PROVIDED BY (USED IN) FINANCING AND MISCELLANEOUS SOURCES                               (257,865)            1,232,537
                                                                                       -------------------    ------------------
Net (decrease) increase in cash and short-term investments
Cash and short-term investments                                                                   (77,542)                  267
BEGINNING OF YEAR                                                                                  81,838                81,571
                                                                                       -------------------    ------------------
END OF YEAR                                                                           $             4,296    $           81,838
                                                                                       ===================    ==================


The accompanying notes are an integral component of the financial statements                                                  5

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION AND NATURE OF BUSINESS

     ORGANIZATION

     Valley Forge Life Insurance Company, ("VFL" or the "Company"), an Indiana domiciled insurance company, is a wholly-owned subsidiary of Swiss Re Life & Health America Inc. (the "Parent" or "SRLHA"), which is a wholly-owned indirect subsidiary of the Swiss Reinsurance Company of Zurich, Switzerland ("Swiss Re" or "SRZ").

     On February 5, 2004, SRLHA announced the acquisition of CNA Financial Corporation's ("CNAF") individual life insurance and annuity business, including VFL. As a result of the acquisition, effective March 6, 2004, VFL ceased accepting new policy applications.

     On April 30, 2004, SRLHA closed on the purchase of VFL from CNAF. The final adjusted purchase price was $629,673, which included an operations facility in Nashville. Concurrent with the purchase, the Company ceded 100% of its Long Term Care ("LTC") exposure to Continental Casualty Company ("CCC").

     Prior to the acquisition, the Company was a Pennsylvania domiciled insurance company and a wholly-owned subsidiary of Continental Assurance Company ("CAC") which is wholly owned by CCC. CCC is wholly-owned by The Continental Corporation ("TCC"). TCC is wholly-owned by CNAF. Loews Corporation ("Loews") owned approximately 90% of the outstanding common stock of CNAF at December 31, 2003.

     Effective December 29, 2004, the Company redomesticated to the State of Indiana.

     BUSINESS

     The Company is authorized to transact business in the District of Columbia, Puerto Rico and all states except New York.

     The Company's primary business is to provide financial protection to individuals through a full product line of term life insurance, universal life insurance, annuities and other products. During 2005, the Company completed a system conversion of its policy administration from those systems of its former parent, to those of a third party administrator ("TPA"). Effective October 1, 2005, the TPA commenced administrative operations in the Nashville, TN facility owned by VFL. In addition, the TPA hired a significant portion of employees that were formerly staff of VFL to perform such administrative functions. Effective December 31, 2005, the Company no longer has direct employees.

     BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in accordance with the accounting practices prescribed or permitted by the Indiana Department of Insurance (the "Department"). The Department recognizes as "prescribed" practices the codified Statements of Statutory Accounting Principles ("SSAP") incorporated into the National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual.

     "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     Certain reclassifications have been made in amounts presented on the Balance Sheets and Statements of Operations from the prior year to conform to the current year's presentation. These reclassifications had no effect on previously reported net income.

     ESTIMATES, RISK AND UNCERTAINTIES

     The preparation of financial statements requires the use of estimates and assumptions developed by management. Any adjustments to reported bases of assets or liabilities resulting from changes in estimates are recognized in the period the estimates are revised.

     Mortality experience is a significant factor in the determination of the results of operations. This factor is generally predictable over time but is subject to fluctuations from year to year. A significant fluctuation from year to year could adversely affect the Company's results of operations.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     i) Statutory accounting practices followed by the Company differ from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

     Investments: The reported values of bonds and stocks are determined in accordance with methods prescribed by the NAIC. Bonds are stated principally at amortized cost using the interest method. Preferred stocks are reported at cost. Changes between cost and admitted invested asset amounts are credited or charged directly to unassigned surplus as unrealized gains or losses. For GAAP, all fixed maturity investments have been classified as available-for-sale securities and are reported at fair value. Changes in fair value, net of tax, are recorded as a separate component of other comprehensive income.

     For statutory reporting, an asset valuation reserve ("AVR"), which represents a provision for fluctuations in the value of invested assets as determined by NAIC prescribed formula, is reported as a liability. Changes in the liability are credited or charged directly to unassigned surplus. An AVR is not recognized for GAAP.

     Under a formula prescribed by the NAIC, the Company defers in an interest maintenance reserve ("IMR") the portion of realized capital gains and losses, net of taxes, attributable to changes in the general level of interest rates and amortizes these deferred amounts over the remaining period to maturity of the securities sold using the NAIC Grouped Method. Realized capital gains and losses, net of taxes and transfers to the IMR, are reported as a separate component of income. For GAAP, realized capital gains and losses are included in income as a component of revenue when the related securities are sold or called. Under both statutory accounting and GAAP, when a decline in fair value is determined to be other than temporary, realized losses are recorded in the statement of operations.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     Policy Acquisition Costs: For statutory accounting, costs of acquiring and renewing business are expensed when incurred. Under GAAP, the acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy-related revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For annuity and universal life insurance, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from investment income, mortality and expense margins.

     Non-admitted Assets: Certain assets, designated as "non-admitted", are excluded from the balance sheet and charged directly to unassigned surplus. These assets are principally deferred federal income tax assets in excess of certain defined limitations, non-operating system software and agents' debit balances. Such amounts are included in total assets under GAAP to the extent realizable.

     Aggregate Reserves for Life and Accident and Health Contracts: The aggregate reserves for life and accident and health insurance contracts are based on statutorily prescribed mortality and interest assumptions, rather than on the mortality, interest and withdrawal assumptions anticipated by the Company when the policies were issued, as would be required under GAAP.

     Additional statutory reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

     Universal Life and Annuities: Revenues from universal life insurance and annuity contracts consist of premiums. Benefits consist of mortality, surrenders and changes in the policy reserves. For GAAP, premiums in excess of policy fees and charges are not recorded as revenues but are credited to a fund balance liability. Benefits consist of interest credited to the fund balance and mortality in excess of the fund balance.

     Modified Coinsurance: For statutory accounting, reserves ceded under modified coinsurance agreements are retained by ceding companies. For GAAP, the Company records separate payables and receivables for ceded modified coinsurance contracts.

     Reinsurance Assumed: For statutory accounting, the assets transferred relating to the reinsurance of inforce blocks of business are recorded as components of premiums and annuity considerations in the statement of operations with a corresponding increase in the aggregate reserves for life and accident and health contracts. Under GAAP, the related asset and liability transfers are recorded in the balance sheet only.

     Reinsurance Ceded: For statutory accounting, a liability is provided for unsecured reinsurance ceded to unauthorized companies and changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established with a charge to earnings.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     Under statutory accounting, any increase in surplus, net of federal income taxes, resulting from the reinsurance of life and accident and health inforce business is deferred and credited directly to unassigned surplus and recognized in commissions and expense allowances on reinsurance ceded as earnings emerge from the underlying business. Under GAAP, gains from the reinsurance of inforce blocks of business are deferred and amortized into income over the settlement period of the liabilities assumed.

     Certain policy-related assets and liabilities are reported net of reinsurance ceded. Such netting is not permitted under GAAP unless a legal right of offset exists.

     Federal Income Taxes: Deferred federal income taxes are provided to reflect the net tax effects of temporary differences between the carrying amounts of statutory-basis assets and liabilities and the amounts used for federal income tax purposes. The change in net deferred taxes is charged or credited to surplus. Deferred tax assets in excess of certain defined limitations are excluded from the balance sheet and charged to surplus as a non-admitted asset. Under GAAP, deferred federal income taxes reflect the net tax effect of temporary differences between the carrying amount of GAAP basis assets and liabilities and the amounts used for federal income tax purposes. The change in net deferred taxes, excluding the amount related to other comprehensive income, is a component of net income. A valuation allowance is established for deferred tax assets not expected to be realized.

     ii)Other significant accounting policies include the following:

     Life premiums and annuity considerations are recognized as revenue when due. On universal life-type insurance policies and annuities with life contingencies, premiums and considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received.

     Realized gains and losses from sales of investments are determined using the specific identification basis. The Company performs a periodic review of its investment portfolio to determine if there has been an other than temporary decline in the fair value of any individual securities. The Company considers numerous factors in evaluating each security, including the length of time and the extent to which the fair value has been less than cost, the financial condition and short term prospects of the issuer and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value. If the Company determines that the decline in fair value below cost is other-than-temporary, the cost basis of the investment is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

     Bonds are carried at amortized cost. Premiums and discounts on bonds are amortized or accreted to investment income using the interest method over the contractual lives of the bonds taking into consideration call provisions, or in the case of mortgage and asset backed bonds, over the estimated life of the bond based upon anticipated prepayments at the date of purchase. Prepayment assumptions for mortgage-backed and structured securities are obtained from independent financial services and are applied quarterly. Significant changes in prepayment assumptions are accounted for using the retrospective adjustment method, based upon prepayment assumptions obtained from external pricing services, which are consistent with the current interest rate and economic environment. An internal matrix is used to value non-public issues.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     Preferred stocks are stated at cost, lower of cost or amortized cost, or NAIC fair values depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions. Redeemable preferred stocks with NAIC designations of 1 through 3 are stated at book value. Non-redeemable preferred stocks with NAIC designations of 1 through 3 are stated at fair value. Preferred stocks with NAIC designations of 4 through 6 are stated at the lower of cost, amortized cost or fair value.

     The Company does not customarily invest in real estate. However, in conjunction with SRLHA's purchase of VFL, the Company purchased a building and the adjacent property, for $14,920. The building and property are currently classified as held for sale and is carried at the lower of depreciated cost or fair value less encumbrances and estimated cost to sell the property. The building is being depreciated over its estimated useful life of 39 1/2 years. Depreciation expense charged to operations in 2005 and 2004 was $363 and $259, respectively.

     Contract loans are reported at unpaid principal balances.

     Cash includes cash on deposit and cash equivalents, which are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

     Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

     Policy claims and benefits include amounts determined on individual case reported basis for reported claims and estimates of incurred but not reported claims developed on the basis of past experience. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

     Separate Account Business - The Company maintains deferred variable annuities and variable universal life contracts. The assets and liabilities for these products are almost entirely in the separate accounts of the Company, which are legally segregated and recorded in the accompanying statutory-basis statements of admitted assets, liabilities, capital and surplus as assets and liabilities of the separate accounts. Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment experience of the separate account is credited directly to the contract holder and can be positive or negative. Mortality, policy administration and surrender charges to all separate accounts are included in revenue in the statutory-basis statements of operations.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     The assets of separate accounts containing variable annuities and variable universal life are carried at fair value and consist primarily of mutual funds held by the Company for the benefit of contract holders. The reserves for these products consist of the fund value less a Commissioner's Annuity Reserve Valuation Method ("CARVM") (for variable annuities) or Commissioners' Reserve Valuation Method ("CRVM") (for variable life) allowance. Deposits received from, and benefits paid to, separate account contract holders are recorded as an increase in, or a direct charge to, policy reserves. Investment income and realized and unrealized capital gains and losses related to the assets which support the variable life and annuity contracts are not reflected in the Company's statutory-basis statements of operations.

     The assets of separate accounts containing market value adjusted annuities are carried at fair value. Investment income, including realized and unrealized capital gains and losses, related to the assets which support the market value adjusted annuities accrues to the Company. Investment income is recorded by the Company and reflected in the accompanying statutory-basis statements of operations in "Net transfer to (from) Separate Accounts". Liabilities for such contracts are valued using market interest rates.

     Asset-backed securities are stated at either amortized cost or the lower of amortized cost or fair value, and the securities are revalued with new prepayment assumptions using the retrospective or prospective adjustment methodologies based on the types of asset-backed securities. Fixed rate securities are revalued using the retrospective method and variable rate securities are revalued using the prospective method.

3.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The fair values of investments in bonds and stocks, presented in
     Note 4, are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For common stock that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

     All other financial instruments are carried at amounts which approximate fair value, except insurance contracts, which are exempt from fair value disclosure requirements. However, the fair value of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates by seeking to match duration of investment cash flows with duration of amounts due under insurance contracts.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

4.   INVESTED ASSETS

     The following tables present the book/adjusted carrying value, gross unrealized gains and losses and estimated fair values of investments in bonds and preferred stocks at December 31:

                                              BOOK/        GROSS         GROSS
                                            ADJUSTED     UNREALIZED    UNREALIZED       FAIR
                                         CARRYING VALUE    GAINS         LOSSES         VALUE
                                          ------------- ------------- ------------- -------------
December 31, 2005
U.S. Government obligations                  $ 375,930   $    34,944   $     1,141    $  409,733
All other Governments                           86,913         5,537           226        92,224
Special revenue and special assessment           1,066            82            16         1,133
Public utilities                               100,703         4,997           470       105,230
Industrial and miscellaneous                 1,085,727        68,465         8,340     1,145,852
Mortgage asset-backed securities               658,637        10,635         9,218       660,053
Credit tenant loans                             17,559           259             -        17,817
                                          ------------- ------------- ------------- -------------
   TOTAL BONDS                             $ 2,326,535   $   124,919   $    19,411   $ 2,432,042
                                          ============= ============= ============= =============
Preferred stocks - unaffiliated            $     9,908   $     3,023   $         -   $    12,931
                                          ------------- ------------- ------------- -------------
   TOTAL PREFERRED STOCKS                  $     9,908   $     3,023   $         -   $    12,931
                                          ============= ============= ------------- =============

DECEMBER 31, 2004
U.S. Government obligations                $   190,562   $    11,752   $     1,461    $  200,853
All other Governments                           45,389           725            27        46,087
Special revenue and special assessment             185            79             -           264
Public utilities                               144,567        10,964           148       155,383
Industrial and miscellaneous                 1,295,369       117,361         2,738     1,409,992
Mortgage asset-backed Securities               749,783        23,482         6,024       767,241
Credit tenant loans                             26,841           503           172        27,172
                                          ------------- ------------- ------------- -------------
   TOTAL BONDS                             $ 2,452,696   $   164,866   $    10,570    $2,606,992
                                          ============= ============= ============= =============

Preferred stocks - unaffiliated            $     9,908   $     3,264   $         -    $   13,172
                                          ------------- ------------- ------------- -------------
   TOTAL PREFERRED STOCKS                  $     9,908   $     3,264   $         -    $   13,172
                                          ============= ============= ============= =============


                                                                                              12

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
-----------------------------------------------------------------------------------------------------------------------------

      The following table presents gross unrealized losses and fair values, aggregated by investment category and length of time for these securities with unrealized losses, at December 31:

                                      LESS THAN TWELVE MONTHS       TWELVE MONTHS OR MORE               TOTAL
                                     -------------------------- ---------------------------- -----------------------------
                                                       GROSS                    GROSS                        GROSS
                                         FAIR       UNREALIZED      FAIR      UNREALIZED        FAIR       UNREALIZED
December 31, 2005                        VALUE        LOSSES        VALUE       LOSSES         VALUE         LOSSES
                                     -------------------------- ------------------------- -----------------------------
U.S. Government obligations             $ 35,527         $ 850    $  5,402     $   291        $ 40,929       $ 1,141
All other Governments                     21,071           225           -           -          21,071           225
Special revenue and assessment               848            16           -           -             848            16
Public utilities                          20,692           444       2,509          27          23,201           471
Industrial and miscellaneous             259,720         6,863      42,058       1,477         301,778         8,340
Mortgage backed securities               335,427         7,154      47,877       2,064         383,304         9,218
                                     -------------------------- ------------------------- -----------------------------
Total bonds                             $673,285      $ 15,552    $ 97,846     $ 3,859       $ 771,131      $ 19,411
                                     ========================== ========================= =============================

DECEMBER 31, 2004
U.S. Government obligations             $ 90,879       $ 1,461           -           -       $  90,879      $  1,461
All other Governments                     14,776            27           -           -          14,776            27
Public utilities                          17,724           148           -           -          17,724           148
Industrial and miscellaneous             181,827         2,738           -           -         181,827         2,738
Mortgage backed securities               160,619         6,024           -           -         160,619         6,024
Credit tenant loans                       27,173           172           -           -          27,173           172
                                     -------------------------- ------------------------- -----------------------------
Total bonds                            $ 492,998      $ 10,570    $      -     $     -       $ 492,998      $ 10,570
                                     ========================== ========================= =============================

     At December 31, 2005, the Company held fifty-seven fixed maturity securities with gross unrealized losses of $3,859 that had been in an unrealized loss position for 12 months or more. Based on an evaluation by the Company (refer to Note 2 for a description of factors considered), such securities were not considered to be other-than-temporarily impaired.

     At December 31, 2005, the contractual maturities of investments in bonds are as follows:

                                                BOOK/ADJUSTED
                                                CARRYING VALUE      FAIR VALUE
                                              ---------------------------------

        Due in one year or less                        $ 7,435         $ 7,417
        Due after one year through five years           88,743          91,175
        Due after five years through ten years         316,913         329,991
        Due after ten years                          1,254,807       1,343,406
        Motgage and asset backed securities            658,637         660,053
                                              ---------------------------------
           Total                                   $ 2,326,535     $ 2,432,042
                                              =================================

     Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     Major sources and related amounts of net investment income are as follows:

                                                 2005             2004
                                            ---------------- ----------------
           Bonds                                  $ 144,300        $ 121,568
           Preferred stocks                             908              999
           Contract loans                             5,824            6,160
           Cash and short-term investments            1,844            1,669
           Other invested assets                      1,124           21,629
                                            ---------------- ----------------
           GROSS INVESTMENT INCOME                  154,000          152,025
           Less: Investment expenses                  6,866            4,506
                                            ---------------- ----------------
           NET INVESTMENT INCOME                  $ 147,134        $ 147,519
                                            ================ ================

     Realized capital gains and losses and proceeds from sales of investments in bonds, excluding calls and maturities and before transfer of certain net gains to the IMR, consist of the following:

                                                            2005             2004
                                                     -----------------  ---------------
         Realized gains                               $       35,539     $     21,703
         Realized losses                                      (3,795)          (5,082)
                                                     -----------------  --------------
         NET REALIZED GAINS FROM SALES OF BONDS       $       31,744     $     16,621
                                                     =================  ==============
         PROCEEDS FROM SALES OF BONDS                 $      614,291     $    699,200
                                                     =================  ===============

     Realized capital losses on total investments include no write downs for securities that experienced an other-than-temporary decline in value in 2005 and 2004.

     The Company is a participant in the Swiss Re Money Market Fund ("SRMMF") governed by an agreement among affiliates whereby participants pool funds and invest primarily in liquid short-term investments. Each participant owns shares in the fund that are carried at a net asset value of $1 per share. Swiss Re Asset Management (Americas) Inc. ("SRAM"), an affiliated entity, is the investment manager of the account and provides related accounting services. At December 31, 2005 and 2004, the Company had $35,862 and $100,804, respectively, invested in SRMMF.

     Proceeds from the sale of stocks were $0 and $14,200 during 2005 and 2004, respectively.

     Cash and securities with carrying values of approximately $7,114 and $8,200, respectively, were deposited by the Company under requirements of regulatory authorities as of December 31, 2005 and 2004.

     In July 2002, the Company entered into an agreement, whereby an insurance subsidiary of The Phoenix Company, Inc. acquired the variable life and annuity business of the Company through a coinsurance arrangement, with modified coinsurance on the Separate Account. Securities with carrying values of approximately $356,686 and $453,461 at December 31, 2005 and 2004, respectively, continue to be held by the Company and are reported as Separate Account assets in the admitted assets section of the statutory-basis statements of admitted assets, liabilities, capital and surplus. See Note 14 for further details.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

5.   LIFE PREMIUMS AND ANNUITY CONSIDERATIONS DUE AND UNCOLLECTED

     The following table reflects due and uncollected life insurance premiums and annuity considerations as of December 31:

                                                      2005
                                                             NET OF
                                                GROSS        LOADING
                                           ---------------------------
      Ordinary life (new business)            $       -     $       -
      Ordinary life (renewal business)          (60,943)      (59,119)
      Group life                                      -             -
                                           ---------------------------
        TOTAL                                 $ (60,943)    $ (59,119)
                                           ===========================

6.   AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH CONTRACTS

     Reserves for life policies and accident and health contracts are generally computed on the net level premium, Commissioners' Reserve Valuation Method ("CRVM") and two-year preliminary term methods, respectively. The reserves are based on statutory mortality, morbidity and interest assumptions without consideration of withdrawals, except for individual Long Term Care, which beginning with 1998 issues do anticipate lapse and withdrawal activity. Accident and health reserves are generally calculated at an interest rate of 4.5% using the 1985 National Nursing Home Survey. Life policy reserves are principally determined by using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality ("CSOM") tables with valuation interest rates ranging from 2.5% to 6.0%.

     Policy reserves for deferred annuity contracts are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") with interest rates ranging from 5.0% to 7.0%. Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies has been calculated as the product of the valuation rate of interest times the average daily outstanding deposit fund liability.

     The Company waives deduction of deferred fractional premiums upon deaths of insured and returns any portion of the final premium beyond the date of death. A reserve is held where a surrender value is promised in excess of the legally computed reserves, if any.

     Extra premiums are charged for substandard lives. Mean reserves for substandard policies with flat extra charges are determined by computing the regular mean reserve and adding one-half (1/2) of the extra premium charge for the year. Mean reserves for table related substandard policies are based on appropriate multiples of standard rates of mortality.

     At December 31, 2005 the Company had $2,289,541 of insurance inforce for which the maximum gross premiums are less than the net premiums, according to the standard of valuation set by the Department. Premium deficiency reserves, for the above insurance totaled $43,383 at December 31, 2005. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     The following table reflects withdrawal characteristics of annuity reserves and deposit fund liabilities at December 31:


                                                                           2005
                                                                           ----
                                                                AMOUNT     % OF TOTAL
                                                              -------------------------
Subject to discretionary withdrawal - with adjustment:          $ 48,263          9.6%
     at book value less surrender charge of 5% or more                 -          0.0%
     at market value                                             268,499         53.5%
                                                              -------------------------
        SUBTOTAL                                                 316,762         63.1%
                                                              -------------------------
Subject to discretionary withdrawal - without adjustment:
     at book value (minimal or no charge or adjustment)          179,540         35.8%
Not subject to discretionary withdrawal                            5,587          1.1%
                                                              -------------------------
       TOTAL (GROSS)                                             501,889        100.0%
                                                                          -------------
Reinsurance ceded                                                (13,675)
                                                              -----------
NET ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES              $ 488,214
                                                              ===========

7.   FEDERAL INCOME TAXES

     The components of the net deferred tax asset ("DTA") at December 31, 2005 and 2004 are as follows:

                                                     DECEMBER 31,
                                            --------------------------------
                                                2005                 2004
                                               -----                -----
Total gross DTAs                             $ 162,882            $ 258,752
Total deferred tax liabilities ("DTL")            (138)              (3,637)
                                            --------------------------------
Net DTA                                        162,744              255,115
Non-admitted DTA                              (139,213)            (235,728)
                                            --------------------------------
Net admitted DTA                             $  23,531            $  19,387
                                            ================================

(Decrease) in nonadmitted DTA                $ (96,515)
                                            ===========

     The dividend paid during 2005 (Note 8) resulted in a tax free distribution of the entire balance in the Company's policyholder surplus account. There are no other unrecognized DTLs.

      Current income taxes incurred consists of the following major components:

                                             Year Ended December 31,
                                           ----------------------------
                                               2005           2004
                                           -------------  -------------

Current year expense                        $     7,100    $   378,452
Prior year return to provision adjustment       (40,998)        (3,290)
                                           -------------  -------------
Federal income taxes incurred               $   (33,898)   $    375,162
                                           =============  =============

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     The components of DTAs and DTLs and changes therein are as follows:

                                                          December 31,
                                                --------------------------------
                                                   2005       2004      Change
                                                --------------------------------
DTAs resulting from book/tax differences in:
Invested assets                                  $ 30,075   $ 44,719  $ (14,644)
Deferred acquisition costs                        111,277    109,322      1,955
Aggregate reserves and contract liabilities        13,201     93,205    (80,004)
Net capital loss carryforward                           -      4,181     (4,181)
Other                                               8,329      7,325      1,004
                                                --------------------------------
Total DTAs                                        162,882    258,752    (95,870)
                                                --------------------------------
DTA non-admitted                                 (139,213)  (235,728)    96,515
                                                --------------------------------
DTA admitted                                       23,669     23,025        645
                                                --------------------------------
DTLs resulting from book/tax differences in:
Other                                                (138)    (3,637)     3,498
                                                --------------------------------
Total DTLs                                           (138)    (3,637)     3,498
                                                --------------------------------
Net admitted DTA                                 $ 23,531   $ 19,387    $ 4,143
                                                ================================

     Total statutory income taxes differ from the amount that would be obtained by applying the federal income tax rate of 35% to net gain from operations and realized capital gains/(losses). Among the more significant book to tax adjustments are the following:

                                                                    Effective
                                      Amount   Tax Effect at 35%     Tax Rate
                                      -----    -----------------     --------
Net gain from operations            $ 112,254          $ 39,289
Realized capital gains                 32,105            11,237
                                   -----------------------------
                                      144,359            50,526          35.0%
Capitalized ceding commissions         (9,469)           (3,314)         -2.3%
Changes in IMR                        (10,211)           (3,574)         -2.5%
Changes in surplus                        612               213           0.2%
Prior period adjustments               41,779            14,623          10.1%
                                   --------------------------------------------
                                    $ 167,070         $  58,474          40.5%
                                   ============================================

Federal income taxes incurred                         $ (33,898)        -23.5%
Change in net deferred income taxes                      92,372          64.0%
                                              ---------------------------------
Total statutory income taxes                           $ 58,474          40.5%
                                              =================================

     At December 31, 2005, the Company had no loss carryovers.

     The amount of federal income taxes incurred and available for recoupment in the event of future tax losses is:

                                2005           $   7,100

                                2004           $  11,484

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     The Company is included in a consolidated federal life insurance company income tax return filed by the Company's Parent. Companies included in the consolidated return are as follows:

      Swiss Re Life & Health America Inc.
      Reassure America Life Insurance Company
      Southwestern Life Insurance Company
      Valley Forge Life Insurance Company
      Aldgate Reinsurance Company Limited
      Atlantic Reinsurance Company Ltd (from the date of its contribution to the Parent on December 21, 2005)

     The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with credit for net losses when utilizable on a separate company basis or in consolidation. Intercompany balances are settled annually. At December 31, 2005 and 2004, the Company had a payable to its parent under the agreement of $7,100 and $52,481, respectively.

     Prior to its acquisition by SRLHA, the Company was included in the consolidated federal income tax return of Loews.

8.   CAPITAL AND SURPLUS

     Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under these requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At both December 31, 2005 and 2004 the Company exceeded the minimum RBC requirements.

     Under Indiana insurance regulations, the Company is limited in the amount of dividends it may pay its shareholders. The maximum dividend is limited to the greater of the prior year's net income or 10% of the prior year's earned surplus. Extraordinary dividends above the general statutory limitations may be paid with the prior approval of the Department.

     In June 2005, after receiving approval from the Department, VFL paid a cash dividend to it's shareholder of record SRLHA of $335,000. Of the payment, $169,991 was the balance of unassigned surplus at December 31, 2004, and $165,009 represented a return of investment.

     The Company capitalized ceding commissions (net of taxes) of $0 and $222,690, and amortized $9,468 and $19,352 as commissions and expense allowances on reinsurance ceded in its Summary of Operations for 2005 and 2004, respectively.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     There were no restrictions placed on the Company's surplus, including for whom the surplus is being held. The reported unassigned funds (surplus) is represented or reduced by each of the following items:

                                                     December 31,
                                             --------------------------
                                                  2005          2004
                                             -------------- ------------
Unrealized (losses) and gains, net of tax      $         -   $     (989)
Non-admitted asset values                         (139,437)    (236,575)
Asset valuation reserves                            (9,706)      (6,932)
Unauthorized reinsurance                           (11,145)      (8,449)

9. REINSURANCE

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.

     None of the Company's non-affiliated reinsurers are owned in excess of 10% or are controlled, either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the company. None of the policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or an insured or any other person not primarily engaged in the insurance business.

     Effective April 30, 2004, the Company entered into a funds withheld reinsurance agreement to cede certain life insurance contracts to its ultimate parent, SRZ. As a result of the agreement, the Company ceded approximately $929,100 in reserves and established a funds withheld liability. This resulted in an after tax gain of $211,900 which is deferred and is being amortized over approximately 20 years. The funds held liability balance at December 31, 2005 and 2004 was $744,603 and $627,217, respectively. Interest expense on the funds withheld balance amounted to $35,746 and $19,206 for the years ended December 31, 2005 and 2004, respectively.

     Effective December 31, 2004, a reinsurance agreement with SRLHA for certain life insurance contracts was recaptured for administrative ease. Concurrently, the Company entered into a funds withheld reinsurance agreement to cede the recaptured business to an affiliate, European Reinsurance Company, Bermuda Branch ("ErzBB"). In accordance with the terms of the agreement, the Company transferred to ErzBB approximately $111,500 of reserves and established a funds withheld liability. The Funds withheld liability balance at December 31, 2005 and 2004 was $96,905 and $81,350, respectively. Interest expense on the funds withheld balance amounted to $5,248 and $0 for the years ended December 31, 2005 and 2004, respectively.

     The Company's policy generally is to require collateral from those reinsurers not authorized to conduct reinsurance business in Indiana in an amount at least equal to the statutory reserves reinsured. Collateral held, in the form of letters of credit trust agreements and funds withheld, was $1,570,706 and $1,275,500, at December 31, 2005 and 2004, respectively.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. No uncollectible reinsurance was written off during the year.

     The Company retrocedes a substantial portion of assumed risks to SRZ, ErzBB, and SRLHA, each affiliated companies. Currently no agreements are open for retroceding new business to non-affiliated companies. Reinsurance ceded to affiliated and non-affiliated companies (reduced) increased amounts reported in the accompanying financial statements at December 31, 2005 and 2004, and the years then ended, as follows:

     DECEMBER 31, 2005

     Balance Sheet                                               Affiliated      Non-Affiliated      Total
     --------------------------------------------------------- ---------------- --------------- ----------------
     Aggregate reserves and contract claims liabilities
       for life, annuity and accident and health contracts     $(1,673,901)     $   (1,485,282)  $   (3,159,183)
     Funds held for reinsurers                                     841,508                   -          841,508
     Reinsurance in unauthorized companies                               -              19,463           19,463

     Income Statement                                            Affiliated     Non-Affiliated       Total
     -------------------------------------------------------------------------- --------------- ----------------
     Premiums and annuity considerations                       $  (238,280)     $     (315,815)  $     (554,095)
     Increase in reserves                                         (307,582)           (252,805)        (560,387)
     Interest on funds withheld for reinsurers                      40,995                   -           40,995


     DECEMBER 31, 2004

     Balance Sheet                                               Affiliated     Non-Affiliated       Total
     ------------------------------------------------------------------------- --------------- ----------------
     Aggregate reserves and contract claims liabilities
       for life, annuity and accident and health contracts     $(1,334,329)     $   (1,180,271)  $   (2,514,600)
     Funds held for reinsurers                                     708,567                   -          708,567
     Reinsurance in unauthorized companies                               -               8,449            8,449

     Income Statement                                            Affiliated     Non-Affiliated       Total
     ------------------------------------------------------------------------- --------------- ----------------
     Premiums and annuity considerations                       $  (223,223)     $     (321,156)  $     (544,379)
     Increase in reserves                                         (979,983)             40,319         (939,664)
     Interest on funds withheld for reinsurers                      19,206                   -           19,206


     For the years ended December 31, 2005 and 2004, respectively, ceded premiums included $0 and $223,200 that were ceded to CAC.

     The majority of life premium revenue is from long duration contracts, while the accident and health premium is generally for short duration contracts. Effective April 30, 2004, all accident and health premium is ceded to CCC.

10.  RELATED PARTY

     See Note 9 for disclosures regarding the Company's reinsurance activity with affiliates.

     The Company had net amounts due from affiliates of $2,317 for the year ended December 31, 2005 and net amounts due to affiliates of $2,090 for the year ended December 31, 2004. Settlements take place quarterly.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     Effective April 30, 2004, SRAM, an affiliated entity, provides the Company with investment management and investment accounting services. SRAM manages the Company's portfolio of investments on behalf of and within the parameters established by the Company. The Company pays SRAM a fee for services based upon the fair value of the securities in the Company's portfolio. Fees are payable quarterly in advance and amounted to $3,285 in 2005 and $1,608 in 2004.

     Prior to its acquisition by SRLHA, under a pooling agreement, the Company ceded 100% of its net business before pooling to CAC and in turn received 10% of the pooled underwriting results of CAC and the Company. CAC retained 90% of the pooled results. Effective January 1, 2004, the pooling agreement was commuted, with each company recapturing the business formerly ceded to the pool. As a result of the commutation, total assets and total liabilities each increased by approximately $1,715,000 during 2004. In conjunction with the commutation, the Company recorded a capital contribution of $311,800 from its former parent, CAC, to account for the deferred taxes associated with the transfer of the assets and liabilities during 2004. As a result, the commutation had no net impact on surplus.

11.  COMMITMENTS AND CONTINGENCIES

     From time to time, legal actions against the Company have arisen in the ordinary course of its business. In the judgment of management, resolution of contingent liabilities, income taxes, and other matters would not have a material effect on the Company's statutory surplus or results of operation.

12.  BENEFIT PLANS

     DEFINED BENEFIT PLAN

     Prior to April 30, 2004, the Company participated in the noncontributory defined benefit pension plan of CNAF. For the years ended December 31, 2005 and 2004, the Company recorded a Pension expense of $0 and $600, respectively, while a member of the CNA Group.

     DEFINED CONTRIBUTION PLAN

     The Swiss Re Group U.S. Employees' Savings Plan (the "Savings Plan") is a defined contribution plan in which eligible employees of the Company may elect to participate. The Savings Plan provides for contributions by employees and matching contributions by the Company, subject to certain limitations. Matching contributions of $1,280 and $400 were made in 2005 and 2004, respectively.

13.  PARTICIPATING POLICIES

     As of December 31, 2005 and 2004, the Company's participating policies represented less than 1% of total in force. Dividends are accounted for on the policy anniversary. A liability is established for dividends anticipated to be paid in the subsequent calendar year. As of December 31, 2005 and 2004, respectively, the Company incurred $4,443 and $4,301 in dividend expense. The Company did not allocate any additional income to participating policyholders during these years.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

14.  SEPARATE ACCOUNTS

     The following tables set forth Separate Accounts Reserves by asset valuation basis and Separate Accounts Reserves by withdrawal characteristics as of December 31, 2005 and 2004.


                                                  Nonindexed     Nonindexed    Nonguaranteed
December 31, 2005                                  Guarantee     Guarantee       Separate
                                                less than/= 4% greater than 4%   Accounts          Total
                                                 -----------------------------------------------------------
Premiums, deposits and
other considerations:                             $         -   $        -       $  4,462        $   4,462
                                                 ===========================================================
Reserves by valuation basis:
                    Fair value                    $         -   $   48,621       $ 296,075       $ 344,696
                    Amortized cost                          -            -               -               -
                                                 -----------------------------------------------------------
                    Total reserves                $         -   $   48,621       $ 296,075       $ 344,696
                                                 ===========================================================

Reserves by withdrawal characteristic:
Subject to discretionary withdrawal
                    With market value adjustment  $         -   $   48,621       $      -        $  48,621
                    At market value                         -            -         296,075         296,075
                                                 -----------------------------------------------------------
Total                                             $         -   $   48,621       $ 296,075       $ 344,696
                                                 ===========================================================

                                                  Nonindexed     Nonindexed    Nonguaranteed
December 31, 2004                                  Guarantee     Guarantee       Separate
                                                less than/= 4% greater than 4%   Accounts          Total
                                                 -----------------------------------------------------------
Premiums, deposits and
other considerations:                             $         -   $        -       $   6,272       $   6,272
                                                 ===========================================================

Reserves by valuation basis:
                    Fair value                    $         -   $   67,951       $ 371,186       $ 439,137
                    Amortized cost                          -            -               -               -
                                                 -----------------------------------------------------------
                    Total reserves                $         -   $   67,951       $ 371,186       $ 439,137
                                                 ===========================================================

Reserves by withdrawal characteristic:
Subject to discretionary withdrawal
                    With market value adjustment  $         -   $   67,951       $       -       $  67,951
                    At market value                         -            -         371,186         371,186
                                                 -----------------------------------------------------------
Total                                             $         -   $   67,951       $ 371,186       $ 439,137
                                                 ===========================================================

                                                                                                          22

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

     The following table reconciles net transfers (from) to Separate Accounts.

                                                                       December 31,
                                                                --------------------------
                                                                    2005          2004
                                                                ------------  ------------
Transfers as reported in the Statements of Operations of the
Separate Accounts Annual Statement:
  Transfers to separate accounts                                    $ 4,462    $    6,272
  Transfers from separate accounts                                 (121,312)      (80,803)
                                                                ------------  ------------
  Net transfers to separate accounts                             $ (116,850)   $  (74,531)
Reconciling adjustments: Reinsurance to Phoenix                     116,850        74,531
                                                                ------------  ------------
Transfers as reported in the Statements of Operations            $        -    $        -
                                                                ============  ============

     Variable Life and Annuity Transaction - Effective July 1, 2002 the Company entered into modified coinsurance and coinsurance agreements to cede its variable life and annuity net liabilities (primarily separate account policy reserves) to an insurance subsidiary of The Phoenix Companies, Inc. This resulted in an after tax gain of $20,150, which is deferred and amortized over the expected life of the policies. The amount recognized as income was $5,757 and $8,900 in 2005 and 2004, respectively.

15.  SUBSEQUENT EVENTS

     On April 14, 2006, the Company's Board of Directors declared a proposed cash dividend and the Company filed an application with the Department to pay such dividend in the amount of $220,000 to its Parent, SRLHA. The proposed dividend will be payable to SRLHA upon the Department's approval.

     On April 17, 2006, the Company sold its Nashville facility for $17,639 and realized a gain from the sale of $3,605 which will be included in the Company's Statement of Operations for the year ended December 31, 2006.

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

Investment income earned
 Government bonds                                                   $    20,570
 Other bonds (unaffiliated)                                             123,730
 Preferred stocks (unaffiliated)                                            908
 Real estate                                                                570
 Contract loans                                                           5,824
 Cash and short-term investments                                          1,844
 Aggregate write-ins for investment income                                  554
                                                                   -------------
Gross investment income                                             $   154,000
                                                                   =============

Bonds and short-term investments by maturity and class
 Bonds and short-term investments by maturity (amortized cost):
  Due within one year or less                                       $    98,216
  Over one year through five years                                      282,875
  Over five years through ten years                                     653,454
  Over ten years through twenty years                                   649,483
  Over twenty years                                                     678,610
                                                                   -------------
   Total by maturity                                                $ 2,362,638
                                                                   =============

Bonds and short-term investments by class (amortized cost)
 Class 1                                                            $ 1,809,168
 Class 2                                                                471,866
 Class 3                                                                 44,353
 Class 4                                                                 37,251
 Class 5                                                                      -
 Class 6                                                                      -
                                                                   -------------
  Total by class                                                    $ 2,362,638
                                                                   =============

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
  Ordinary                                                               $ 278,314,742
  Group life                                                                   873,247

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY POLICIES
  Ordinary                                                               $   2,930,288
  Group life                                                                         -

LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE
  Ordinary                                                               $   7,299,925
  Group life                                                                    39,318

SUPPLEMENTAL CONTRACTS IN FORCE
  Ordinary - not involving life contingencies - income payable           $           -
  Ordinary - not involving life contingencies - amount on deposit                    -
  Group - not involving life contingencies - income payable                          -

  Ordinary - involving life contingencies - income payable                           -
  Group - involving life contingencies - income payable                              -

ANNUITIES (ORDINARY)
  Immediate - amount of income payable                                   $           -
  Deferred - fully paid account balance                                         82,093
  Deferred - not fully paid account balance                                          -
  Group - Amount of income payable                                                   -
  Group - fully paid account balance                                                 -
  Group - not fully paid account balance                                             -

ACCIDENT AND HEALTH INSURANCE - PREMIUMS IN FORCE
  Ordinary                                                               $           -
  Group                                                                              -

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS
  Deposit funds - account balance                                        $         173
  Dividend accumulations - account balance                                         370

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------


1. The Company's total admitted assets as reported in the Statements of Admitted Assets, Liabilities and Surplus was $2,941,102 at December 31, 2005.

2. The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans at December 31, 2005 are as follows:

                                                                % OF TOTAL
   INVESTMENT CATEGORY                        AMOUNT         ADMITTED ASSETS
   ---------------------------------------------------------------------------
    Aid-Israel                              $ 62,169              2.1%
    Morgan Stanley Dean Witter                41,618              1.4%
    Residential Funding Corp                  35,570              1.2%
    Bank of America                           28,071              1.0%
    UBS AG                                    22,089              0.8%
    Countrywide Alternative                   21,190              0.7%
    Wachovia Corp                             20,615              0.7%
    Merrill Lynch                             19,943              0.7%
    Wells Fargo Home Equity Trust             19,491              0.7%
    Equity Office Properties                  19,295              0.7%

3. The amounts and percentages of the Company's total admitted assets held in bonds and preferred stocks by NAIC rating is as follows:

       BONDS                                      PREFERRED STOCK
   -------------------------------------------   -----------------------------
   NAIC-1       $ 1,809,168     71.6%   P/RP-1     $     -           0.0%
   NAIC-2           471,866     18.7%   P/RP-2       9,908           0.4%
   NAIC-3            44,353      1.8%   P/RP-3           -           0.0%
   NAIC-4            37,251      1.5%   P/RP-4           -           0.0%
   NAIC-5                 -      0.0%   P/RP-5           -           0.0%
   NAIC-6                 -      0.0%   P/RP-6           -           0.0%


4. Assets held in foreign investments are greater than 2.5% of the Company's total admitted assets. Total admitted assets held in foreign investments were $216,506; there were no foreign- currency-denominated investments or insurance liabilities.

5. The aggregate foreign investment exposure categorized by the country's NAIC sovereign rating is as follows:

                                                         % OF TOTAL ADMITTED
                                              AMOUNT             ASSETS
                                       ---------------   --------------------
    Countries rated NAIC-1                  $ 188,176           6.5%
    Countries rated NAIC-2                     12,770           0.4%
    Countries rated NAIC-3 or below            15,560           0.5%
                                       ---------------   --------------------
                                            $ 216,506           7.4%
                                       ===============   ====================

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------


6. The two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating is as follows:

                                           AMOUNT          PERCENTAGE
                                      ------------------  -------------
    COUNTRIES RATED NAIC 1
      Israel                              $ 62,169            2.5%
      United Kingdom                        55,019            2.2%

    COUNTRIES RATED NAIC -2
      Mexico                                12,770            0.5%


    COUNTRIES RATED NAIC-3 OR BELOW
      Panama                                10,399            0.4%
      Supra National                         5,162            0.2%

7. The Company has no hedged foreign currency investments.

8. The Company has no hedged foreign currency investments.

9. The Company has no hedged foreign currency investments.

10. The 10 largest non-sovereign foreign issues by NAIC rating:

                                                          PERCENTAGE OF
                                                         TOTAL ADMITTED
    INVESTMENT CATEGORY                 AMOUNT               ASSETS
    ------------------------------------------------   -------------------
    RAS Laffan Liquified               $ 11,086               0.4%
    Household Finance Corp.              10,814               0.4%
    Carnival Corp.                       10,399               0.4%
    Wolseley Capital Inc.                10,000               0.3%
    United Overseas Bank                  9,997               0.3%
    Centaur Funding Corp.                 9,908               0.3%
    Hydro One Inc.                        9,565               0.3%
    Barclays Bank                         7,605               0.3%
    Koninklijke KPN NV                    6,325               0.2%
    Sabmiller PLC                         5,987               0.2%


11. Assets held in Canadian investments are less than 2.5% of the Company's total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5% of the Company's total admitted assets.

13. Assets held in equity interest are less than 2.5% of the Company's total admitted assets.

14. Assets held in non-affiliated, privately placed equities are less than 2.5% of the Company's total admitted assets.

15. Assets held in general partnership interests are less than 2.5% of the Company's total admitted assets.

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------


16. Mortgage loans reported in Schedule B are less than 2.5% of the Company's total admitted assets.

17. Assets held in real estate are less than 2.5% of the Company's total admitted assets.

18. The amounts and percentages of the Company's total admitted assets do not include the investment types listed below because the Company did not own any of these investments at 12/31/2005.

          Securities Lending
          Repurchase agreements
          Reverse repurchase agreements
          Dollar repurchase agreements
          Dollar reverse repurchase agreements

19.  The Company has no warrants.

20.  The Company has no potential exposure for collars, swaps or forwards.

21.  The Company has no potential exposure for futures contracts.

VALLEY FORGE LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2005 (in thousands)
--------------------------------------------------------------------------------


                                                                                       ADMITTED ASSETS AS REPORTED IN
                                                           GROSS INVESTMENT HOLDINGS       THE ANNUAL STATEMENT
                                                          --------------------------- --------------------------------
                                                               AMOUNT           %            AMOUNT             %
                                                          -------------- ------------ ----------------- --------------
BONDS
U.S. treasury securities                                         $ 8,714       0.356%           $ 8,714         0.356%

U.S. government agency and corporate
obligations (excluding mortgage-backed securities)
Issued by U.S. government agencies                                     -       0.000%                 -         0.000%
Issued by U.S. government sponsored agencies                     367,217      15.003%           367,217        15.003%

Foreign government (including Canada, excluding mortgage          86,913       3.551%            86,913         3.551%
-backed securities)

Securities issued by states, territories and
possessions and political subdivisions in the U.S.:
  State, territory and possession general obligations                  -       0.000%                 -         0.000%
  Political subdivisions of states, territories and
  possessions general obligations                                      -       0.000%                 -         0.000%
  Revenue and assessment obligations                               1,066       0.044%             1,066         0.044%
  Industrial development and similar obligations                       -       0.000%                 -         0.000%
Mortgage-backed securities
(includes residential and commercial MBS):
  Pass-through securities:
   Guaranteed by GNMA                                             22,804       0.932%            22,804         0.932%
   Issued by FNMA and FHLMC                                       69,807       2.852%            69,807         2.852%
   All other                                                           -       0.000%                 -         0.000%
CMOs and REMICs
   Issued by GNMA, FNMA and FHLMC                                449,225      18.353%           449,225        18.353%
   All other privately issued                                    107,917       4.409%           107,917         4.409%

OTHER DEBT AND OTHER FIXED INCOME SECURITIES
  (excluding short term):
  Unaffiliated domestic securities                             1,041,151      42.536%         1,041,151        42.536%
   (includes credit tenant loans rated by the SVO)
  Unaffiliated foreign securities                                171,721       7.016%           171,721         7.016%

EQUITY INTEREST
  Preferred stock                                                      -       0.000%                 -         0.000%
  Unaffiliated                                                     9,908       0.405%             9,908         0.405%

OTHER EQUITY SECURITIES
  Affiliated                                                           -       0.000%                 -         0.000%

MORTGAGE LOANS
  Single family residential                                            -       0.000%                 -         0.000%
  Commericial loans                                                    -       0.000%                 -         0.000%

REAL ESTATE INVESTMENTS
  Property held for sale                                          14,298       0.584%            14,298         0.584%

CONTRACT LOANS                                                    92,659       3.786%            92,659         3.786%

RECEIVABLE FOR SECURITIES                                              1       0.000%                 1         0.000%

CASH AND SHORT-TERM INVESTMENTS                                    4,296       0.176%             4,296         0.176%

OTHER INVESTED ASSETS                                                  -       0.000%                 -         0.000%
                                                         ------------------------------------------------------------
  TOTAL INVESTED ASSETS                                       $2,447,697     100.000%       $ 2,447,697       100.000%
                                                         ============================================================

VALLEY FORGE LIFE INSURANCE COMPANY
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data December 31, 2005 (in thousands)
-------------------------------------------------------------------------------


      NOTE - BASIS OF PRESENTATION

      The accompanying schedules present selected statutory-basis financial data as of December 31, 2005 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General section of the National Association of Insurance Commissioners' Annual Statement Instructions and agrees to or is included in the amounts reported in the Company's 2005 Statutory Annual Statement as filed with the Indiana Department of Insurance.

                          AUDITED FINANCIAL STATEMENTS
                        THE SAGE VARIABLE LIFE ACCOUNT A




THE SAGE VARIABLE LIFE ACCOUNT A

SAGE LIFE ASSURANCE OF AMERICA, INC.

Years ended December 31, 2005 and 2004
with Report of Independent Registered Public Accounting Firm

                        The Sage Variable Life Account A

                      Sage Life Assurance of America, Inc.


                               December 31, 2005




                                    CONTENTS

Report of Independent Registered Public Accounting Firm........................2

Audited Financial Statements

Statements of Assets and Liabilities.........................................3-4
Statements of Operations.....................................................5-6
Statements of Changes in Net Assets.........................................7-11
Notes to Financial Statements..............................................12-17

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------

                                                   PRICEWATERHOUSECOOPERS LLP
                                                   PricewaterhouseCoopers Center
                                                   300 Madison Avenue
                                                   New York NY 10017
                                                   Telephone (646) 471 3000
                                                   Facsimile (813) 286 6000

             Report of Independent Registered Public Accounting Firm


To the Board of Directors of Sage Life Assurance of America, Inc. and the Contractholders of The Sage Variable Life Account A:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts which comprise The Sage Variable Life Account A (the "Variable Account") at December 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion. The financial highlights of the Variable Account for each of the three years in the period ended December 31, 2003, were audited by another independent registered public accounting firm whose report, dated April 2, 2004, expressed an unqualified opinion on those statements.



/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
April 27, 2006

                                                SAGE LIFE ASSURANCE OF AMERICA, INC.

                                                  THE SAGE VARIABLE LIFE ACCOUNT A

                                                STATEMENTS OF ASSETS AND LIABILITIES

                                                       AS OF DECEMBER 31, 2005

                                       ---------------------------------------------------------------------------------------------
                                          AIM VI                           AIM VI         AIM VI          AIM VI
                                        GOVERNMENT      AIM VI CORE      FINANCIAL        HEALTH       INTERNATIONAL      AIM VI
                                        SECURITIES     EQUITY GROWTH     SERVICES        SCIENCES         GROWTH       MONEY MARKET
                                         SERIES I         SERIES I       SERIES I        SERIES I        SERIES I        SERIES I
                                       ---------------------------------------------------------------------------------------------
ASSETS:
   Investments, at fair value          $    109,892    $     58,834    $      2,379    $      2,081    $     72,727    $    134,492
                                       ---------------------------------------------------------------------------------------------
      TOTAL ASSETS                          109,892          58,834           2,379           2,081          72,727         134,492
                                       ---------------------------------------------------------------------------------------------
   Liabilities                                    -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                           -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
         NET ASSETS                    $    109,892    $     58,834    $      2,379    $      2,081    $     72,727    $    134,492
                                       =============================================================================================
LIFE ASSET
   Units outstanding*                         8,616           7,560             193             181           6,734          12,985
   Unit value                          $      12.75    $       7.78    $      12.32    $      11.53    $      10.80    $      10.36

SUPPLEMENTAL INFORMATION:
   Investments, at cost                $    115,495    $     46,509    $      1,746    $      1,487    $     43,770    $    134,492
                                       =============================================================================================

   Shares Held                                9,258           2,509             156             102           3,139         134,492
                                       =============================================================================================

                                       ---------------------------------------------------------------------------------------------
                                                                                                           ALGER
                                          AIM VI                          ALGER            ALGER         AMERICAN        COLONIAL
                                         PREMIER          AIM VI         AMERICAN         AMERICAN         SMALL         STRATEGIC
                                          EQUITY        TECHNOLOGY       INCOME &          MIDCAP     CAPITALIZATION      INCOME
                                         SERIES I        SERIES I       GROWTH CIO       GROWTH CIO         CIO         VS CLASS A
                                       ---------------------------------------------------------------------------------------------
ASSETS:
   Investments, at fair value          $     93,923    $        881    $     17,500    $     17,802    $     21,163    $      6,054
                                       ---------------------------------------------------------------------------------------------
      TOTAL ASSETS                           93,923             881          17,500          17,802          21,163           6,054
                                       ---------------------------------------------------------------------------------------------
   Liabilities                                    -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                           -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------

         NET ASSETS                    $     93,923    $        881    $     17,500    $     17,802    $     21,163    $      6,054
                                       =============================================================================================
LIFE ASSET
   Units outstanding*                        12,066             150           2,206           1,641           2,616             408
   Unit value                          $       7.78    $       5.88    $       7.93    $      10.85    $       8.09    $      14.84

SUPPLEMENTAL INFORMATION:
   Investments, at cost                $     73,974    $        826    $     13,570    $     12,777    $     13,630    $      5,630
                                       =============================================================================================

   Shares Held                                4,208              70           1,702             813             894             598
                                       =============================================================================================

                                       ---------------------------------------------------------------------------------------------
                                         COLUMBIA                         MFS/VIT                        MFS/VIT         MORGAN
                                        HIGH YIELD        MFS/VIT        INVESTORS        MFS/VIT         TOTAL          STANLEY
                                        SECURITIES          HIGH           TRUST         RESEARCH         RETURN        UIF GLOBAL
                                        VS CLASS A     INCOME SERIES       SERIES         SERIES          SERIES       VALUE EQUITY
                                       ---------------------------------------------------------------------------------------------
ASSETS:
   Investments, at fair value          $     29,995    $     33,637    $      8,138    $      1,756    $     43,554    $      4,049
                                      ----------------------------------------------------------------------------------------------
      TOTAL ASSETS                           29,995          33,637           8,138           1,756          43,554           4,049
                                       ---------------------------------------------------------------------------------------------

   Liabilities                                    -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                           -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------

         NET ASSETS                    $     29,995    $     33,637    $      8,138    $      1,756    $     43,554    $      4,049
                                       =============================================================================================
LIFE ASSET
   Units outstanding*                         2,519           2,607             862             217           3,257             308
   Unit value                          $      11.91    $      12.90    $       9.44    $       8.09    $      13.37    $      13.16

SUPPLEMENTAL INFORMATION:
   Investments, at cost                $     28,576    $     31,018    $      6,864    $      1,160    $     38,029    $      2,876
                                       =============================================================================================

   Shares Held                                3,064           3,408             422             107           2,105             272
                                       =============================================================================================

* Units outstanding rounded to nearest whole unit.

                                          See accompanying Notes to Financial Statements.


                                                                                                                                  3


                                               SAGE LIFE ASSURANCE OF AMERICA, INC.

                                                 THE SAGE VARIABLE LIFE ACCOUNT A

                                               STATEMENTS OF ASSETS AND LIABILITIES

                                                      AS OF DECEMBER 31, 2005

                                       ---------------------------------------------------------------------------------------------
                                          MORGAN                       OPPENHEIMER      OPPENHEIMER       T. ROWE        T. ROWE
                                       STANLEY UIF     OPPENHEIMER       CAPITAL          MAIN ST       PRICE EQUITY   PRICE MID-CAP
                                        US MID CAP      CORE BOND      APPRECIATION      SMALL CAP         INCOME         GROWTH
                                          VALUE          FUND VA         FUND VA          FUND VA         PORTFOLIO      PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
ASSETS:
   Investments, at fair value          $     16,967    $     87,484    $     18,079    $      2,056    $     11,334    $      2,134
                                       ---------------------------------------------------------------------------------------------
      TOTAL ASSETS                           16,967          87,484          18,079           2,056          11,334           2,134
                                       ---------------------------------------------------------------------------------------------
   Liabilities                                    -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                           -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------

         NET ASSETS                    $     16,967    $     87,484    $     18,079    $      2,056    $     11,334    $      2,134
                                       =============================================================================================
LIFE ASSET
   Units outstanding*                         1,371           6,302           2,096             152             788             152
   Unit value                          $      12.38    $      13.88    $       8.63    $      13.57    $      14.38    $      14.09

SUPPLEMENTAL INFORMATION:
   Investments, at cost                $     10,553    $     88,035    $     13,929    $      1,200    $      9,663    $      1,270
                                       =============================================================================================

   Shares Held                                  905           7,818             469             120             520              84
                                       =============================================================================================

* Units outstanding rounded to nearest whole unit.

                                          See accompanying Notes to Financial Statements.

                                                                                                                                  4



                                               SAGE LIFE ASSURANCE OF AMERICA, INC.
                                                 THE SAGE VARIABLE LIFE ACCOUNT A
                                                     STATEMENTS OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 2005

                                       ---------------------------------------------------------------------------------------------
                                          AIM VI          AIM VI          AIM VI          AIM VI          AIM VI
                                        GOVERNMENT      CORE EQUITY      FINANCIAL        HEALTH       INTERNATIONAL      AIM VI
                                        SECURITIES        GROWTH         SERVICES        SCIENCES         GROWTH       MONEY MARKET
                                         SERIES I        SERIES I        SERIES I        SERIES I        SERIES I        SERIES I
                                       ---------------------------------------------------------------------------------------------
Investment income:
   Dividend income                     $      3,572    $        876    $         31    $          -    $        447    $      3,305
                                       ---------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                 3,572             876              31               -             447           3,305
                                       ---------------------------------------------------------------------------------------------
Expenses:
   Mortality, expense risk and
   administrative charges                     2,532           1,449              52              46           1,782           2,934
                                       ---------------------------------------------------------------------------------------------
      TOTAL EXPENSES                          2,532           1,449              52              46           1,782           2,934
                                       ---------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)  $      1,040    $       (573)   $        (21)   $        (46)   $     (1,335)   $        371
                                       ---------------------------------------------------------------------------------------------
Realized and unrealized gains
(losses) on investments:
   Net realized gains (losses)         $       (107)   $        355    $         13    $         11    $      2,782    $          -
   Realized gain distributions                    -               -               -               -               -
   Net unrealized gains (losses)             (1,674)          1,746              87             146           8,199               -
                                       ---------------------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED
      INVESTMENT GAINS (LOSSES)              (1,781)          2,101             100             157          10,981               -
                                       ---------------------------------------------------------------------------------------------
         NET INCREASE (DECREASE)
         IN NET ASSETS RESULTING
         FROM OPERATIONS               $       (741)   $      1,528    $         79    $        111    $      9,646    $        371
                                       =============================================================================================

                                       ---------------------------------------------------------------------------------------------
                                                                          ALGER           ALGER            ALGER
                                         AIM VI                          AMERICAN        AMERICAN         AMERICAN
                                         PREMIER          AIM VI         INCOME &         MIDCAP           SMALL          COLONIAL
                                         EQUITY         TECHNOLOGY        GROWTH          GROWTH       CAPITALIZATION     NEWPORT
                                        SERIES I         SERIES I           CIO            CIO              CIO            TIGER
                                       ---------------------------------------------------------------------------------------------
Investment income:
   Dividend income                     $        780   $           -    $        184    $          -    $          -    $          -
                                       ---------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                   780               -             184               -               -               -
                                       ---------------------------------------------------------------------------------------------
Expenses:
   Mortality, expense risk and
   administrative charges                     2,240              20             487             423             558               9
                                       ---------------------------------------------------------------------------------------------
      TOTAL EXPENSES                          2,240              20             487             423             558               9
                                       ---------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)  $     (1,460)   $        (20)   $       (303)   $       (423)   $       (558)   $         (9)
                                       ---------------------------------------------------------------------------------------------
Realized and unrealized gains
(losses) on investments:
   Net realized gains (losses)         $        471    $          -    $        177    $         96    $      1,216    $        179
   Realized gain distributions                    -               -               -             639               -             376
   Net unrealized gains (losses)              3,789              18             212             866           2,037            (497)
                                       ---------------------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED
      INVESTMENT GAINS (LOSSES)               4,260              18             389           1,601           3,253              58
                                       ---------------------------------------------------------------------------------------------
         NET INCREASE (DECREASE)
         IN NET ASSETS RESULTING
         FROM OPERATIONS               $      2,800    $         (2)   $         86    $      1,178    $      2,695    $         49
                                       =============================================================================================

                                       ---------------------------------------------------------------------------------------------
                                         COLONIAL        COLUMBIA         MFS/VIT         MFS/VIT
                                         STRATEGIC      HIGH YIELD         HIGH          INVESTORS        MFS/VIT        MFS/VIT
                                         INCOME VS     SECURITIES VS      INCOME           TRUST         RESEARCH      TOTAL RETURN
                                          CLASS A         CLASS A         SERIES          SERIES          SERIES         SERIES
                                       ---------------------------------------------------------------------------------------------
Investment income:
   Dividend income                     $          -    $          -    $      2,240    $         42    $          8    $        867
                                       ---------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                     -               -           2,240              42               8             867
                                       ---------------------------------------------------------------------------------------------
Expenses:
   Mortality, expense risk and
   administrative charges                       142             701             796             182              40           1,271
                                       ---------------------------------------------------------------------------------------------
      TOTAL EXPENSES                            142             701             796             182              40           1,271
                                       ---------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)  $       (142)   $       (701)   $      1,444    $       (140)   $        (32)   $       (404)
                                       ---------------------------------------------------------------------------------------------

Realized and unrealized gains
(losses) on investments:
   Net realized gains (losses)         $          5    $         31    $        134    $         36    $         12    $     10,680
   Realized gain distributions                    -               -               -               -               -           1,701
   Net unrealized gains (losses)                 91             468          (1,655)            480             108         (12,238)
                                       ---------------------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED
      INVESTMENT GAINS (LOSSES)                  96             499          (1,521)            516             120             143
                                       ---------------------------------------------------------------------------------------------
         NET INCREASE (DECREASE)
         IN NET ASSETS RESULTING
         FROM OPERATIONS               $        (46)   $       (202)   $        (77)   $        376    $         88    $       (261)
                                       =============================================================================================

                                              See accompanying Notes to Financial Statements.

                                                                                                                                  5

                                               SAGE LIFE ASSURANCE OF AMERICA, INC.

                                                 THE SAGE VARIABLE LIFE ACCOUNT A

                                                     STATEMENTS OF OPERATIONS

                                               FOR THE YEAR ENDED DECEMBER 31, 2005

                                       ---------------------------------------------------------------------------------------------
                                                                                                                         T. ROWE
                                          MORGAN           MORGAN                      OPPENHEIMER     OPPENHEIMER        PRICE
                                        STANLEY UIF     STANLEY UIF     OPPENHEIMER      CAPITAL          MAIN ST         EQUITY
                                       GLOBAL VALUE      US MID CAP      CORE BOND     APPRECIATION      SMALL CAP        INCOME
                                          EQUITY           VALUE          FUND VA        FUND VA          FUND VA        PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
Investment income:
   Dividend income                     $         40    $         52    $      4,439    $        159    $          -    $        174
                                       ---------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                    40              52           4,439             159               -             174
                                       ---------------------------------------------------------------------------------------------
Expenses:
   Mortality, expense risk and
   administrative charges                        93             462           2,052             430              46             261
                                       ---------------------------------------------------------------------------------------------
      TOTAL EXPENSES                             93             462           2,052             430              46             261
                                       ---------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)  $        (53)   $       (410)   $      2,387    $       (271)   $        (46)   $        (87)
                                       ---------------------------------------------------------------------------------------------

Realized and unrealized gains
(losses) on investments:
   Net realized gains (losses)         $         24    $        495    $         70    $         83    $         17    $         24
   Realized gain distributions                   28             230               -               -              50             532
   Net unrealized gains (losses)                133           1,112          (2,291)            635             120            (301)
                                       ---------------------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED
      INVESTMENT GAIN (LOSSES)                  185           1,837          (2,221)            718             187             255
                                       ---------------------------------------------------------------------------------------------
         NET INCREASE (DECREASE)
         IN NET ASSETS RESULTING
         FROM OPERATIONS               $        132    $      1,427    $        166    $        447    $        141    $        168
                                       =============================================================================================

                                       -------------
                                          T. ROWE
                                           PRICE
                                          MID-CAP
                                          GROWTH
                                         PORTFOLIO
                                       -------------
Investment income:
   Dividend income                     $          -
                                       -------------
      TOTAL INVESTMENT INCOME                     -
                                       -------------
Expenses:
   Mortality, expense risk and
   administrative charges                        46
                                       -------------
      TOTAL EXPENSES                             46
                                       -------------
         NET INVESTMENT INCOME (LOSS)  $        (46)
                                       -------------
Realized and unrealized gains
(losses) on investments:

   Net realized gains (losses)         $         18
   Realized gain distributions                  118
   Net unrealized gains (losses)                140
                                       -------------
      NET REALIZED AND UNREALIZED
      INVESTMENT GAINS (LOSSES)                 276
                                       -------------
         NET INCREASE (DECREASE)
         IN NET ASSETS RESULTING
         FROM OPERATIONS               $        230
                                       =============


                                          See accompanying Notes to Financial Statements.

                                                                                                                                  6


                                               SAGE LIFE ASSURANCE OF AMERICA, INC.
                                                 THE SAGE VARIABLE LIFE ACCOUNT A
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                          FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                       ---------------------------------------------------------------------------------------------
                                          AIM VI                          AIM VI          AIM VI          AIM VI          AIM VI
                                        GOVERNMENT      AIM VI CORE      FINANCIAL        HEALTH       INTERNATIONAL      MONEY
                                        SECURITIES     EQUITY GROWTH     SERVICES        SCIENCES         GROWTH          MARKET
FOR THE YEAR ENDED DECEMBER 31, 2005     SERIES I         SERIES I       SERIES I        SERIES I         SERIES I       SERIES I
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations:
   Net investment income (loss)        $      1,040    $       (573)   $        (21)   $        (46)   $     (1,335)   $        371
   Realized gains (losses)                     (107)            355              13              11           2,782               -
   Realized gain distributions                    -               -               -               -               -               -
   Unrealized gains (losses)                 (1,674)          1,746              87             146           8,199               -
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM OPERATIONS                  $       (741)   $      1,528    $         79    $        111    $      9,646    $        371
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -    $          -    $          -    $          -    $          -    $          -
   Surrenders and withdrawals                     -               -               -               -               -               -
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                     1,726             731               -               -          (3,308)          5,525
   Death Claims                                   -               -               -               -               -               -
   Policy fees/cost of insurance                  -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM CONTRACT TRANSACTIONS              1,726             731               -               -          (3,308)          5,525
                                       ---------------------------------------------------------------------------------------------
   Total increase (decrease) in
   net assets                                   985           2,259              79             111           6,338           5,896
   Net assets at beginning of period        108,907          56,575           2,300           1,971          66,389         128,596
                                       ---------------------------------------------------------------------------------------------
   NET ASSETS AT END OF PERIOD         $    109,892    $     58,834    $      2,379    $      2,082    $     72,727    $    134,492
                                       =============================================================================================


FOR THE YEAR ENDED DECEMBER 31, 2004
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations:
   Net investment income (loss)        $      1,628    $       (586)   $        (36)   $        (45)   $       (851)   $     (2,055)
   Realized gains (losses)                     (199)          2,686              12               8           7,767               -
   Realized gain distributions                    -               -               -               -               -               -
   Unrealized gains (losses)                 (1,184)          1,382             157             131           5,591             (12)
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM OPERATIONS                  $        245    $      3,482    $        133    $         95    $     12,507    $     (2,067)
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -    $          -    $          -    $          -    $          -    $          -
   Surrenders and withdrawals                  (924)         (1,450)              -               -          (2,194)              -
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                     2,142             472               -               -          (6,108)          2,939
   Death Claims                             (14,379)         (4,621)              -               -          (7,157)         20,919)
   Policy fees/cost of insurance                  -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM CONTRACT TRANSACTIONS            (13,161)         (5,599)              -               -         (15,459)        (17,980)
                                       ---------------------------------------------------------------------------------------------
   Total increase (decrease)
   in net assets                            (12,916)         (2,117)            133              95          (2,952)        (20,047)
   Net assets at beginning of period        121,823          58,692           2,167           1,876          69,341         148,643
                                       ---------------------------------------------------------------------------------------------
         NET ASSETS AT END OF PERIOD   $    108,907    $     56,575    $      2,300    $      1,971    $     66,389    $    128,596
                                       =============================================================================================

                                           See accompanying Notes to Financial Statements.

                                                                                                                                   7

                                               SAGE LIFE ASSURANCE OF AMERICA, INC.
                                                 THE SAGE VARIABLE LIFE ACCOUNT A
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                          FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                       ---------------------------------------------------------------------------------------------
                                          AIM VI                           ALGER          ALGER           ALGER
                                         PREMIER          AIM VI         AMERICAN       AMERICAN      AMERICAN SMALL     COLONIAL
                                          EQUITY        TECHNOLOGY       INCOME &         MIDCAP      CAPITALIZATION      NEWPORT
FOR THE YEAR ENDED DECEMBER 31, 2005     SERIES I        SERIES I       GROWTH CIO      GROWTH CIO         CIO             TIGER
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations:
   Net investment income (loss)        $     (1,460)   $        (20)   $       (303)   $       (423)   $       (558)   $         (9)
   Realized gains (losses)                      471               -             177              96           1,216             179
   Realized gain distributions                    -               -               -             639               -             376
   Unrealized gains (losses)                  3,789              18             212             866           2,037            (497)
                                       ---------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)
     IN NET ASSETS RESULTING
     FROM OPERATIONS                   $      2,800    $         (2)   $         86    $      1,178    $      2,695    $         49
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -    $          -    $          -    $          -    $          -    $          -
   Surrenders and withdrawals                     -               -               -               -               -               -
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                       641               -             574               -          (1,572)         (4,808)
   Death Claims                                   -               -               -               -               -               -
   Policy fees/cost of insurance                  -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)
     IN NET ASSETS RESULTING
     FROM CONTRACT TRANSACTIONS                 641               -             574               -          (1,572)         (4,808)
                                       ---------------------------------------------------------------------------------------------
   Total increase (decrease)
   in net assets                              3,441              (2)            660           1,178           1,123          (4,759)
   Net assets at beginning of period         90,482             883          16,840          16,624          20,040           4,759
                                       ---------------------------------------------------------------------------------------------
         NET ASSETS AT END OF PERIOD   $     93,923    $        881    $     17,500    $     17,802    $     21,163    $          -
                                       =============================================================================================


FOR THE YEAR ENDED DECEMBER 31, 2004
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations:
   Net investment income (loss)        $     (1,498)   $        (20)   $       (199)   $       (385)    $      (355)   $        (43)
   Realized gains (losses)                    1,877               -             415              60           3,485              (8)
   Realized gain distributions                    -               -               -               -               -               -
   Unrealized gains (losses)                  2,514              38             792           1,867            (382)            620
                                       ---------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)
     IN NET ASSETS RESULTING
     FROM OPERATIONS                   $      2,893    $         18    $      1,008    $      1,542    $      2,748    $        569
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -    $          -    $          -    $          -    $          -    $          -
   Surrenders and withdrawals                (1,318)              -            (962)              -            (855)              -
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                     1,393               -             486               -            (806)              -
   Death Claims                              (6,136)              -               -               -          (3,178)              -
   Policy fees/cost of insurance                  -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)
     IN NET ASSETS RESULTING
     FROM CONTRACT TRANSACTIONS              (6,061)              -            (476)              -          (4,839)              -
                                       ---------------------------------------------------------------------------------------------
   Total increase (decrease)
   in net assets                             (3,168)             18             532           1,542          (2,091)            569
   Net assets at beginning of period         93,650             865          16,308          15,082          22,131           4,190
                                        --------------------------------------------------------------------------------------------
         NET ASSETS AT END OF PERIOD   $     90,482    $        883    $     16,840    $     16,624    $     20,040    $      4,759
                                       =============================================================================================

                                           See accompanying Notes to Financial Statements.

                                                                                                                                   8

                                               SAGE LIFE ASSURANCE OF AMERICA, INC.
                                                 THE SAGE VARIABLE LIFE ACCOUNT A
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                          FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                       ---------------------------------------------------------------------------------------------
                                         COLONIAL      COLUMBIA HIGH
                                         STRATEGIC         YIELD         MFS/VIT          MFS/VIT         MFS/VIT         MFS/VIT
                                          INCOME        SECURITIES     HIGH INCOME       INVESTORS       RESEARCH      TOTAL RETURN
FOR THE YEAR ENDED DECEMBER 31, 2005    VS CLASS A      VS CLASS A       SERIES        TRUST SERIES       SERIES          SERIES
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations:
   Net investment income (loss)        $       (142)   $       (701)   $      1,444    $       (140)   $        (32)   $       (404)
   Realized gains (losses)                        5              31             134              36              12          10,680
   Realized gain distributions                    -               -               -               -               -           1,701
   Unrealized gains (losses)                     91             468          (1,655)            480             108         (12,238)
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM OPERATIONS                  $        (46)   $       (202)   $        (77)   $        376    $         88    $       (261)
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -    $          -    $          -    $          -    $          -    $          -
   Surrenders and withdrawals                     -               -               -               -               -         (53,327)
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                         -               -              82              91               -               -
   Death Claims                                   -               -               -               -               -               -
   Policy fees/cost of insurance                  -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM CONTRACT TRANSACTIONS                  -               -              82              91               -         (53,327)
                                       ---------------------------------------------------------------------------------------------
   Total increase (decrease)
   in net assets                                (46)           (202)              5             467              88         (53,588)
   Net assets at beginning of period          6,100          30,197          33,632           7,671           1,668          97,142
                                       ---------------------------------------------------------------------------------------------
         NET ASSETS AT END OF PERIOD   $      6,054    $     29,995    $     33,637    $      8,138    $      1,756    $     43,554
                                       =============================================================================================

FOR THE YEAR ENDED DECEMBER 31, 2004
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations:
   Net investment income (loss)        $        336    $        924    $        723    $       (113)   $        (20)   $        159
   Realized gains (losses)                        7         (11,818)          1,444           1,670               7             541
   Realized gain distributions                    -               -               -               -               -               -
   Unrealized gains (losses)                     87          12,460            (118)         (1,099)            207           7,937
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM OPERATIONS                  $        430    $      1,566    $      2,049    $        458    $        194    $      8,637
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -    $          -    $          -    $          -    $          -    $          -
   Surrenders and withdrawals                     -               -               -               -               -          (1,859)
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                         -               -            (573)            202               -               -
   Death Claims                                   -               -          (3,756)         (5,368)              -               -
   Policy fees/cost of insurance                  -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM CONTRACT TRANSACTIONS                  -               -          (4,329)         (5,166)              -          (1,859)
                                       ---------------------------------------------------------------------------------------------
   Total increase (decrease)
   in net assets                                430           1,566          (2,280)         (4,708)            194           6,778
   Net assets at beginning of period          5,670          28,631          35,912          12,379           1,474          90,364
                                       ---------------------------------------------------------------------------------------------
         NET ASSETS AT END OF PERIOD   $      6,100    $     30,197    $     33,632    $      7,671    $      1,668    $     97,142
                                       =============================================================================================

                                           See accompanying Notes to Financial Statements.

                                                                                                                                   9

                                                SAGE LIFE ASSURANCE OF AMERICA, INC.
                                                  THE SAGE VARIABLE LIFE ACCOUNT A
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                           FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                       ---------------------------------------------------------------------------------------------
                                          MORGAN          MORGAN
                                          STANLEY         STANLEY                      OPPENHEIMER     OPPENHEIMER
                                        UIF GLOBAL        UIF US       OPPENHEIMER       CAPITAL         MAIN ST.      T. ROWE PRICE
                                           VALUE          MID CAP       CORE BOND      APPRECIATION      SMALL CAP     EQUITY INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005      EQUITY           VALUE         FUND VA         FUND VA         FUND VA         PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations:
   Net investment income (loss)        $        (53)   $       (410)   $      2,387    $       (271)   $        (46)   $        (87)
   Realized gains (losses)                       24             495              70              83              17              24
   Realized gain distributions                   28             230               -               -              50             532
   Unrealized gains (losses)                    133           1,112          (2,291)            635             120            (301)
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM OPERATIONS                  $        132    $      1,427    $        166    $        447    $        141    $        168
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -    $          -    $          -    $          -    $          -    $          -
   Surrenders and withdrawals                     -               -               -               -               -               -
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                         -            (496)            815               -               -               -
   Death Claims                                   -               -               -               -               -               -
   Policy fees/cost of insurance                  -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM CONTRACT TRANSACTIONS                  -            (496)            815               -               -               -
                                       ---------------------------------------------------------------------------------------------
    Total increase (decrease)
   in net assets                                132             931             981             447             141             168
   Net assets at beginning of period          3,917          16,036          86,503          17,632           1,915          11,166
                                       ---------------------------------------------------------------------------------------------
         NET ASSETS AT END OF PERIOD   $      4,049    $     16,967    $     87,484    $     18,079    $      2,056    $     11,334
                                       =============================================================================================

FOR THE YEAR ENDED DECEMBER 31, 2004
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net
assets from operations:
  Net investment income (loss)         $        (58)   $       (270)   $      2,051    $       (362)   $        (40)   $        (79)
  Realized gains (losses)                        14             566           1,396              63              12               7
  Realized gain distributions                     -               -               -               -               -             240
  Unrealized gains (losses)                     428           1,555            (832)          1,030             301           1,050
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM OPERATIONS                  $        384    $      1,851    $      2,615    $       731     $        273    $      1,218
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -    $          -    $          -    $          -    $          -    $          -
   Surrenders and withdrawals                     -            (856)           (918)              -               -               -
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                         -            (394)            247               -               -               -
   Death Claims                                   -               -          (8,671)              -               -               -
   Policy fees/cost of insurance                  -               -               -               -               -               -
                                       ---------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM CONTRACT TRANSACTIONS                  -          (1,250)         (9,342)              -               -               -
                                       ---------------------------------------------------------------------------------------------
   Total increase (decrease)
   in net assets                                384             601          (6,727)            731             273           1,218
   Net assets at beginning of period          3,533          15,435          93,230          16,901           1,642           9,948
                                       ---------------------------------------------------------------------------------------------
         NET ASSETS AT END OF PERIOD   $      3,917    $     16,036    $     86,503    $     17,632    $      1,915    $     11,166
                                       =============================================================================================

                                          See accompanying Notes to Financial Statements.

                                                                                                                                  10

                                                SAGE LIFE ASSURANCE OF AMERICA, INC.
                                                  THE SAGE VARIABLE LIFE ACCOUNT A
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                           FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                       -------------
                                          T. ROWE
                                           PRICE
                                          MID-CAP
                                          GROWTH
FOR THE YEAR ENDED DECEMBER 31, 2005     PORTFOLIO
                                       -------------
Increase (decrease) in net
assets from operations:
   Net investment income (loss)        $        (46)
   Realized gains (losses)                       18
   Realized gain distributions                  118
   Unrealized gains (losses)                    140
                                       -------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM OPERATIONS                  $        230
                                       -------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -
   Surrenders and withdrawals                     -
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                         -
   Death Claims                                   -
   Policy fee/cost of insurance                   -
                                       -------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM CONTRACT TRANSACTIONS                  -
                                       -------------
   Total increase (decrease)
   in net assets                                230
   Net assets at beginning of period          1,904
                                       -------------
         NET ASSETS AT END OF PERIOD   $      2,134
                                       =============


FOR THE YEAR ENDED DECEMBER 31, 2004
                                       -------------
Increase (decrease) in net
assets from operations:
   Net investment income (loss)        $        (41)
   Realized gains (losses)                       13
   Realized gain distributions                    -
   Unrealized gains (losses)                    284
                                       -------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM OPERATIONS                  $        256
                                       -------------
Increase (decrease) in net assets
from contract transactions:
   Net premiums/deposits               $          -
   Surrenders and withdrawals                     -
   Net transfers in (out) of
   subaccounts/fixed accounts -
   Note 1                                         -
   Death Claims                                   -
   Policy fees/cost of insurance                  -
                                       -------------
      NET INCREASE (DECREASE)
      IN NET ASSETS RESULTING
      FROM CONTRACT TRANSACTIONS                  -
                                       -------------
   Total increase (decrease)
   in net assets                                256
   Net assets at beginning of period          1,648
                                       -------------
         NET ASSETS AT END OF PERIOD   $      1,904
                                       =============

                                           See accompanying Notes to Financial Statements.


                                                                                                                                  11

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                        THE SAGE VARIABLE LIFE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1.  ORGANIZATION

The Sage Variable Life Account A (the "Variable Account"), a unit investment trust registered with the United States Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, is a separate investment account of Sage Life Assurance of America, Inc. (the "Company"), which is a Delaware-domiciled insurance company. Prior to January 20, 2006, the Company was a wholly-owned subsidiary of Sage Life Holdings of America Inc. ("Sage Holdings"), which was a wholly-owned subsidiary of Swiss Re Life & Health America, Inc. ("SRLHA"). Effective January 20, 2006, Sage Holdings was dissolved. As a result, the Company became a wholly-owned direct subsidiary of SRLHA. SRLHA in turn is a wholly-owned indirect subsidiary of Swiss Reinsurance Company of Zurich, Switzerland. SL Distributors Inc., an affiliated broker/dealer of the company, serves as the principal securities underwriter of the contracts and of the shares of the Variable Account.

The Variable Account currently offers 24 sub-accounts each of which invests in shares of corresponding funds ("Funds"), in which the contractholders bear all of the investment risk. Each Fund is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by an investment advisor ("Investment Advisor") which is registered with the SEC. The Investment Advisors and sub-accounts are as follows:

INVESTMENT ADVISOR:                         INVESTMENT ADVISOR:                           INVESTMENT ADVISOR:

FUND/SUB-ACCOUNT                            FUND/SUB-ACCOUNT                              FUND/SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
AIM ADVISORS, INC.:                         COLUMBIA MANAGEMENT ADVISORS, INC.:           MORGAN STANLEY INVESTMENT MANAGEMENT INC.:

AIM VI Government Securities Series I       Colonial Strategic Income VS Class A          Morgan Stanley UIF Global Value Equity
AIM VI Core Equity Growth Series I          Columbia High Yield Securities VS Class A     Morgan Stanley UIF US Mid Cap Value
AIM VI Financial Services Series I
AIM VI Health Sciences Series I             MASSACHUSETTS FINANCIAL SERVICES              OPPENHEIMER FUNDS, INC.:
AIM VI International Growth Series I        COMPANY:
AIM VI Money Market Series I                                                              Oppenheimer Core Bond Fund VA
AIM VI Premier Equity Series I              MFS/VIT High Income Series                    Oppenheimer Capital Appreciation Fund VA
AIM VI Technology Series I                  MFS/VIT Investors Trust Series                Oppenheimer Main St Small Cap Fund VA
                                            MFS/VIT Research Series
FRED ALGER MANAGEMENT, INC:                 MFS/VIT Total Return Series
                                                                                          T. ROWE PRICE ASSOCIATES, INC.:
Alger American Income & Growth CIO
Alger American MidCap Growth CIO                                                          T. Rowe Price Equity Income Portfolio
Alger American Small Capitalization CIO                                                   T. Rowe Price Mid-Cap Growth Portfolio


Variable life contracts are no longer offered for sale. However, the Variable Account continues to accept new policy payments on, and process transactions for, existing contracts.

The Fixed Account I which is part of the General Account, offers a guaranteed fixed interest rate. The Fixed Account II, which is segregated from the General Account, offers various interest rates and time periods. The Fixed Accounts have not been registered under the Securities Act of 1933 nor have the Fixed Accounts been registered as an investment company under the Investment Company Act of 1940. The accompanying financial statements do not reflect amounts invested in the Fixed Accounts.

The assets of the Variable Account are segregated from the Company's General Account and other separate accounts. The contractholder (before the maturity date, while the contractholder is still living or the contract is in force), may transfer all or part of any sub-account value to another sub-account(s) or to the Fixed Accounts, or transfer all or part of amounts in the Fixed Accounts to any sub-account(s).

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS - Investments in the Variable Account consist of shares of the Funds and are stated at fair value based on the reported net asset values of the Funds, which value their investment securities at fair value. Changes in the difference between fair value and cost are reflected as net unrealized gains (losses) in the accompanying financial statements.

INVESTMENT INCOME - Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

REALIZED INVESTMENT GAINS AND LOSSES - Realized investment gains and losses represent the difference between the proceeds from sales of Fund shares held by the Variable Account and the cost of such shares, which are determined using the first-in first-out cost method. Transactions are recorded on a trade date basis.

FEDERAL INCOME TAXES - Net investment income and realized gains and losses on investments of the Variable Account are taxable to contractholders generally upon distribution. Accordingly, no provision for income taxes has been recorded in the accompanying financial statements. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                        THE SAGE VARIABLE LIFE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable life insurance contract will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Company believes, based on the prospectuses of each of the Funds in which the Variable Account participates, that the Variable Account is in compliance with the diversification requirements of the Code.

USE OF ESTIMATES - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

NOTE 3. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005, were as follows:

FUND                                                  PURCHASES       SALES
----                                                  ---------       -----
AIM VI Government Securities Series I                 $  5,521       $  2,755
AIM VI Core Equity Growth Series I                       1,671          1,513
AIM VI Financial Services Series I                          31             52
AIM VI Health Sciences Series I                              -             47
AIM VI International Growth Series I                     2,267          6,910
AIM VI Money Market Series I                             9,072          3,176
AIM VI Premier Equity Series I                           1,583          2,402
AIM VI Technology Series I                                   -             20
Alger American Income & Growth CIO                         910            639
Alger American MidCap Growth CIO                           639            423
Alger American Small Capitalization CIO                    859          2,989
Colonial Newport Tiger VS Class A                          376          4,817
Colonial Strategic Income VS Class A                         -            142
Columbia High Yield Securities VS Class A                    -            701
MFS/VIT High Income Series                               2,407            881
MFS/VIT Investors Trust Series                             141            190
MFS/VIT Research Series                                      8             40
MFS/VIT Total Return Series                              2,568         54,598
Morgan Stanley UIF Global Value Equity                      67             92
Morgan Stanley UIF US Mid Cap Value                        454          1,130
Oppenheimer Core Bond Fund VA                            6,074          2,872
Oppenheimer Capital Appreciation Fund VA                   158            429
Oppenheimer Main St Small Cap Fund VA                       49             45
T. Rowe Price Equity Income Portfolio                      707            262
T. Rowe Price Mid-Cap Growth Portfolio                     118             46

NOTE 4.  CHARGES AND DEDUCTIONS

The Company deducts a daily charge from the assets of the Variable Account as compensation for mortality and expense risks that it assumes under the contracts. The daily charge is equal to an annual rate of approximately 1.80% of the net assets for the first seven contract periods and 1.30% for each contract period thereafter.

An annual administration fee of $40 is also deducted from the assets of the Variable Account on each contract. This fee is to reimburse the company for a portion of the administrative expenses related to such contracts.

The Company and its affiliates receive fees from the Funds or their investment advisors, administrators and distributors for providing distribution, administrative or other services to the Funds.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                        THE SAGE VARIABLE LIFE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 5.  CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2005 and 2004 were as follows:

                                             -----------------------------------------------------------------------
                                                            2005                                2004
                                             ----------------------------------- -----------------------------------
FUND                                                                    NET                                 NET
                                              UNITS       UNITS      INCREASE     UNITS       UNITS      INCREASE
                                             ISSUED*    REDEEMED*   (DECREASE)*  ISSUED*    REDEEMED*   (DECREASE)*
                                             --------- ------------ ------------ --------- ------------ ------------
AIM VI Core Equity Growth, Series I             100          197         (97)        76        1,074         (998)
AIM VI Government Securities, Series I          137          201         (64)       171        1,449       (1,278)
AIM VI International Growth, Series I             -          515        (515)         -        2,139       (2,139)
AIM VI Money Market, Series I                   544          287         257        291        2,377       (2,086)
AIM VI Premier Equity, Series I                  88          303        (215)       212        1,376       (1,164)
Alger American Income and Growth CIO             74           64          10         73          170          (97)
Alger American MidCap Growth CIO                  -           42         (42)         -           43          (43)
Alger American Small Capitalization CIO           -          280        (280)         -          832         (832)
Colonial Newport Tiger VS Class A                 -          453        (453)         -           11          (11)
Colonial Strategic Income VS Class A              -           10         (10)         -            9           (9)
Columbia High Yield Securities VS Class A         -           81         (81)        21           62          (41)
AIM VI Financial Services Series I                1            5          (4)         -            5           (5)
AIM VI Health Sciences Series I                   -            4          (4)         -            4           (4)
AIM VI Technology Series I                        -            7          (7)         -            -            -
MFS/VIT High Income Series                        7           63         (56)         -          441         (441)
MFS/VIT Investors Trust Series                   11           21         (10)        28          723         (695)
MFS/VIT Research Series                           -            5          (5)         -            6           (6)
MFS/VIT Total Return Series                       1        4,212      (4,211)         -          266         (266)
Oppenheimer Core Bond Fund VA                    60          150         (90)        18          894         (876)
Oppenheimer Capital Appreciation Fund VA          -           52         (52)         -           54          (54)
Oppenheimer Main Street Small Cap Fund VA         1            4          (3)         -            4           (4)
T Rowe Price Equity Income Portfolio              -           19         (19)         -           19          (19)
T Rowe Price Mid Cap Growth Portfolio             1            4          (3)         -            -            -
Morgan Stanley UIF Global Value Equity            -            7          (7)         -            8           (8)
Morgan Stanley UIF US Mid Cap Value               -           84         (84)         -          150         (150)

*Units issued and redeemed are presented net of transfers.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                        THE SAGE VARIABLE LIFE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 6.  FINANCIAL HIGHLIGHTS

A summary of unit values, number of outstanding units and net assets for the variable life contracts, the investment income ratio, expense ratio, and total return, excluding expenses of the underlying Funds, for each of the five years in the period ended December 31, 2005 are as follows. Unit values are rounded to two decimal places.

-------------------------------------------------------------------------------------------------------------------------------
                                                 AT YEAR END                              FOR THE YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 EXPENSE      INVESTMENT
FUND                            YEAR     UNITS    UNIT VALUE      NET ASSETS      RATIO*     INCOME RATIO**    TOTAL RETURN***
-------------------------------------------------------------------------------------------------------------------------------
AIM VI Government Securities    2005     8,616   $     12.75      $   109,892      1.80%            3.28%          1.63%
Series I
                                2004     8,680         12.55          108,907      1.80%            3.73%          1.06%

                                2003     9,958         12.42          121,823      1.80%            2.51%          1.07%

                                2002     9,342         12.10          113,053      1.80%            2.76%          9.59%

                                2001     2,157         11.04           23,814      1.80%           10.21%          5.66%
-------------------------------------------------------------------------------------------------------------------------------
AIM VI Financial Services       2005       193   $     12.32      $     2,379      1.80%            1.41%          5.47%
Series I
                                2004       197         11.68            2,300      1.80%            0.74%          9.08%

                                2003       202         10.70            2,167      1.80%            0.53%         29.58%

                                2002       207          8.26            1,712      1.80%            0.57%        -14.90%

                                2001       236          9.71            2,293      1.80%            0.74%         -6.64%
-------------------------------------------------------------------------------------------------------------------------------
AIM VI Health Sciences          2005       181   $     11.53      $     2,081      1.80%            0.00%          8.00%
Series I
                                2004       185         10.68            1,971      1.80%            0.00%          7.69%

                                2003       189          9.91            1,876      1.80%            0.00%         27.78%

                                2002       501          7.76            3,889      1.80%            0.00%        -24.45%

                                2001       222         10.27            2,281      1.80%            0.57%         -0.59%
 -------------------------------------------------------------------------------------------------------------------------------
IM VI Technology Series I       2005       150   $      5.88      $       881      1.80%            0.00%          4.31%

                                2004       157          5.64              883      1.80%            0.00%          2.06%

                                2003       157          5.64              865      1.80%            0.00%         45.29%

                                2002       161          3.79              609      1.80%            0.00%        -46.84%

                                2001       191          7.13            1,363      1.80%            0.00%        -29.27%
-------------------------------------------------------------------------------------------------------------------------------
AIM VI Core Equity Growth       2005     7,560   $      7.78       $   58,834      1.80%            1.54%          5.31%
Series I
                                2004     7,657          7.39           56,575      1.80%            0.99%          8.95%

                                2003     8,655          6.78           58,692      1.80%            1.25%         24.42%

                                2002     5,261          5.45           28,675      1.80%            0.43%        -15.58%

                                2001     2,978          6.46           19,228      1.80%            0.10%        -18.34%
-------------------------------------------------------------------------------------------------------------------------------
AIM VI International Growth     2005     6,734   $     10.80      $    72,727      1.80%            0.66%         17.91%
Series I
                                2004     7,249          9.16           66,389      1.80%            0.64%         24.00%

                                2003     9,388          7.39           69,341      1.80%            0.63%         29.06%

                                2002     7,969          5.72           45,601      1.80%            0.92%        -15.67%

                                2001     2,778          6.79           18,856      1.80%           10.47%        -22.49%
-------------------------------------------------------------------------------------------------------------------------------
AIM VI Money Market Series I    2005    12,985   $     10.36      $   134,492      1.80%            2.49%          2.55%

                                2004    12,728         10.10          128,596      1.80%            0.68%          0.69%

                                2003    14,814         10.03           93,650      1.80%            0.44%          0.34%

                                2002         -             -                -      0.00%            0.00%          0.00%

                                2001         -             -                -      0.00%            0.00%          0.00%
-------------------------------------------------------------------------------------------------------------------------------
AIM VI Premier Equity Series I  2005    12,066   $      7.78       $   93,923      1.80%            0.86%          5.62%

                                2004    12,281          7.37           90,482      1.80%            0.48%          5.77%

                                2003    13,445          6.97          148,643      1.80%            0.35%         25.08%

                                2002     9,478          5.57           54,789      1.80%            0.43%        -30.26%

                                2001     6,516          7.99           52,034      1.80%            3.47%         -9.55%
-------------------------------------------------------------------------------------------------------------------------------
Alger American Income and       2005     2,206   $      7.93      $    17,500      1.80%            1.09%          3.44%
Growth CIO
                                2004     2,196          7.67           16,840      1.80%            0.52%          7.82%

                                2003     2,293          7.11           16,308      1.80%            0.25%         29.84%

                                2002     3,088          5.48           16,914      1.80%            0.58%        -31.10%

                                2001       799          7.95            6,353      1.80%            1.82%        -11.38%
-------------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth    2005     1,641   $     10.85      $    17,802      1.80%            3.82%          9.83%
CIO
                                2004     1,683          9.88           16,624      1.80%            0.00%         12.22%

                                2003     1,726          8.80           15,082      1.80%            0.00%         47.79%

                                2002     2,136          5.91           12,637      1.80%            0.00%        -29.54%

                                2001     2,634          8.39           22,105      1.80%           25.56%         -0.99%
-------------------------------------------------------------------------------------------------------------------------------

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                        THE SAGE VARIABLE LIFE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

-------------------------------------------------------------------------------------------------------------------------------
                                                 AT YEAR END                              FOR THE YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 EXPENSE      INVESTMENT
FUND                            YEAR     UNITS    UNIT VALUE      NET ASSETS      RATIO*     INCOME RATIO**    TOTAL RETURN***
-------------------------------------------------------------------------------------------------------------------------------
Alger American Small             2005    2,616   $       8.09     $     21,163     1.80%            0.00%         16.89%
Capitalization CIO
                                 2004    2,896           6.92           20,040     1.80%            0.00%         15.43%

                                 2003    3,728           5.99           22,131     1.80%            0.00%         42.34%

                                 2002    3,065           4.17           12,781     1.80%            0.00%        -26.22%

                                 2001       64           5.65              361     1.80%            0.05%        -22.81%
-------------------------------------------------------------------------------------------------------------------------------
Colonial Newport Tiger VS        2005        -   $          -     $          -     0.00%            0.00%          0.00%
Class A
                                 2004      453          10.51            4,759     1.80%            1.34%         16.38%

                                 2003      464           9.03            4,190     1.80%            1.17%         44.79%

                                 2002      475           6.23            2,962     1.80%            2.15%        -16.96%

                                 2001      547           7.44            4,071     1.80%            0.99%        -17.35%
-------------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value         2005        -   $          -     $          -     0.00%            0.00%          0.00%

                                 2004        -              -                -     0.00%            0.00%          0.00%

                                 2003        -              -                -     0.00%            0.00%          0.00%

                                 2002        -              -                -     0.00%            0.00%          0.00%

                                 2001       58          11.17              652     1.80%            1.58%         13.42%
-------------------------------------------------------------------------------------------------------------------------------
Colonial Strategic Income VS     2005      408   $      14.84     $      6,054     1.80%            0.00%          1.75%
Class A
                                 2004      418          14.59            6,100     1.80%            8.21%         10.04%

                                 2003      427          13.26            5,670     1.80%            7.38%         18.40%

                                 2002      487          11.20            5,456     1.80%           17.45%          8.53%

                                 2001      558           9.42            5,255     1.80%           13.08%          3.35%
-------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Securities   2005    2,519   $      11.91     $     29,995     1.80%            0.00%          2.46%
VS Class A
                                 2004    2,600          11.62           29,956     1.80%            3.61%          7.13%

                                 2003    2,641          10.84           28,631     1.80%           45.80%         22.76%

                                 2002    2,924           8.83           25,824     1.80%           18.26%         -3.79%

                                 2001    3,055           8.29           25,327     1.80%           14.04%         -2.80%
-------------------------------------------------------------------------------------------------------------------------------
Columbia Large Cap Growth Fund   2005        -   $          -     $          -     0.00%            0.00%          0.00%

                                 2004        -              -                -     0.00%            0.00%          0.00%

                                 2003        -              -                -     0.00%            0.00%          0.00%

                                 2002        -              -                -     0.00%            0.00%          0.00%

                                 2001       63           6.24              395     1.80%           18.98%        -20.69%
-------------------------------------------------------------------------------------------------------------------------------
Liberty Asset Allocation         2005        -   $          -     $          -     0.00%            0.00%          0.00%

                                 2004        -              -                      0.00%            0.00%          0.00%
                                                                             -
                                 2003        -              -                      0.00%            0.00%          0.00%
                                                                             -
                                 2002        -              -                      0.00%            0.00%          0.00%
                                                                             -
                                 2001       32           8.70              279     1.80%            8.91%         -7.89%
-------------------------------------------------------------------------------------------------------------------------------
Liberty Growth & Income,         2005        -   $          -     $          -     0.00%            0.00%          0.00%
variable series
                                 2004        -              -                -     0.00%            0.00%          0.00%

                                 2003        -              -                -     0.00%            0.00%          0.00%

                                 2002        -              -                -     0.00%            0.00%          0.00%

                                 2001       58           9.31              543     1.80%           16.04%          0.06%
-------------------------------------------------------------------------------------------------------------------------------
MFS/VIT High Income Series       2005    2,607   $      12.90     $     33,637     1.80%            6.69%          2.14%

                                 2004    2,663          12.63           33,632     1.80%            4.61%          9.16%

                                 2003    3,104          11.57           35,912     1.80%            4.17%         17.96%

                                 2002    3,323           9.81           32,581     1.80%            4.92%          2.56%

                                 2001    1,229           9.56           11,752     1.80%            0.94%          1.94%
-------------------------------------------------------------------------------------------------------------------------------
MFS/VIT Investors Trust Series   2005      862   $       9.44     $      8,138     1.80%            0.55%          7.27%

                                 2004      872           8.80            7,671     1.80%            0.60%         11.36%

                                 2003    1,567           7.90           12,379     1.80%            0.00%         22.15%

                                 2002        -              -                -     1.80%            0.00%          0.00%

                                 2001       58           8.18              477     1.80%            3.39%        -13.57%
-------------------------------------------------------------------------------------------------------------------------------

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                        THE SAGE VARIABLE LIFE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

-------------------------------------------------------------------------------------------------------------------------------
                                                 AT YEAR END                              FOR THE YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 EXPENSE      INVESTMENT
FUND                            YEAR     UNITS    UNIT VALUE      NET ASSETS      RATIO*     INCOME RATIO**    TOTAL RETURN***
-------------------------------------------------------------------------------------------------------------------------------
MFS/VIT Research Series          2005     217    $      8.09      $     1,756      1.80%            0.47%          7.71%

                                 2004     222           7.51            1,668      1.80%            1.06%         16.01%

                                 2003     228           6.48            1,474      1.80%            0.69%         24.71%

                                 2002     233           5.19            1,210      1.80%            0.35%        -24.54%

                                 2001     412           6.88            2,833      1.80%            6.33%        -17.48%
-------------------------------------------------------------------------------------------------------------------------------
MFS/VIT Total Return Series      2005   3,257   $      13.37      $    43,554      1.80%            4.75%          2.80%

                                 2004   7,468          13.01           97,142      1.80%            1.64%         11.32%

                                 2003   7,734          11.68           90,364      1.80%            2.03%         16.32%

                                 2002   2,588          10.05           25,996      1.80%            2.84%         -5.17%

                                 2001   2,449          10.59           25,944      1.80%            3.60%          0.76%
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Global        2005     308    $     13.16      $     4,049      1.80%            1.74%          5.84%
Value Equity
                                 2004     315          12.43            3,917      1.80%            0.75%         13.58%

                                 2003     323          10.95            3,533      1.80%            0.00%         28.96%

                                 2002     331           8.49            2,804      1.80%            0.59%        -16.86%

                                 2001   1,416          10.21           14,367      1.80%            3.90%         -6.54%
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF US Mid Cap    2005   1,371    $     12.38      $    16,967      1.80%            1.74%         12.33%
Core Value
                                 2004   1,455          11.02           16,036      1.80%            0.02%         14.43%

                                 2003   1,605           9.63           15,435      1.80%            0.00%         41.51%

                                 2002   1,672           6.80           11,373      1.80%            0.00%        -28.02%

                                 2001      60           9.44              568      1.80%            0.13%          0.94%
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund VA    2005   6,302    $     13.88      $    87,484      1.80%            5.12%          2.61%

                                 2004   6,392          13.53           86,503      1.80%            4.62%          5.13%

                                 2003   7,268          12.87           93,230      1.80%            5.52%          6.78%

                                 2002   7,155          12.01           85,970      1.80%            5.60%          9.08%

                                 2001   2,269          11.01           24,987      1.80%            1.67%         -6.93%
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital              2005   2,096    $      8.63      $    18,079      1.80%            0.91%          5.07%
Appreciation Fund VA
                                 2004   2,148           8.21           17,632      1.80%            0.32%          6.95%

                                 2003   2,202           7.68           16,901      1.80%            0.10%         30.94%

                                 2002     382           5.86            2,235      1.80%            0.87%        -26.86%

                                 2001      60           8.01              479      1.80%           11.19%         -9.51%
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main St Small Cap    2005     152    $     13.57      $     2,056      1.80%            2.60%          9.89%
Fund VA
                                 2004     155          12.35            1,915      1.80%            0.00%         17.92%

                                 2003     159          10.48            1,642      1.80%            0.00%         44.36%

                                 2002     630           7.16            4,523      1.80%            0.00%        -15.75%

                                 2001      60           8.50              521      1.80%            0.00%          6.97%
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income      2005     788    $     14.38      $    11,334      1.80%            6.35%          3.91%
Portfolio
                                 2004     807          13.84           11,166      1.80%            1.57%         14.90%

                                 2003     826          12.04            9,948      1.80%            1.70%         25.50%

                                 2002   1,320           9.60           12,659      1.80%            1.99%        -13.12%

                                 2001     932          11.04           10,272      1.80%            4.29%          2.04%
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth     2005     152    $     14.09       $    2,134      1.80%            6.07%         14.71%
Portfolio
                                 2004     155          12.28            1,904      1.80%            0.00%         17.82%

                                 2003     159          10.43            1,648      1.80%            0.00%         39.08%

                                 2002     162           7.50            1,219      1.80%            0.00%        -21.25%

                                 2001      20           9.52              187      1.80%            0.18%          4.82%
-------------------------------------------------------------------------------------------------------------------------------

* The Expense Ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to the contact owner accounts through the redemption of units and expenses of underlying funds are excluded.

** The Investment Income Ratio represents the dividends, excluding the distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result direct reductions in the unit values. The recognition of investment income by sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

*** The Total Return Ratio represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. This does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                    APPENDIX

If you purchased your Contract prior to May 1, 2001, the following information replaces certain information in the prospectus as noted below.

     1. The following replaces the last 3 paragraphs under "10. What Are My Settlement Options" section under "Summary of the Contracts":

         You or your Beneficiary, as the case may be, tell us how much to apply to fixed income payments and to variable income payments. With variable income payments, you currently have all of the investment choices you had before income payments began. However, we currently limit transfers among your investment choices. Once income payments begin, you may surrender your Contract only if you choose variable income payments under Option 4. We will allocate the amount you apply to provide fixed income payments to the Fixed Account and invest it in the Guarantee Periods you select. We guarantee the amount of each fixed income payment. The amount of each fixed income payment will remain level throughout the period you select.

         We will allocate the amount you apply to provide variable income payments to the Variable Account and invest it in the Funds you select. The amount of each income payment will vary according to the investment performance of those Funds.

     2. The following paragraph is added to "Section 4. What Are the Expenses under a Contract? - Monthly Deduction Amount - Asset-Based Charges":
         If proceeds are applied to a Settlement Option, we will deduct the Asset-Based Charges daily from the assets in each Variable Sub-Account supporting variable income payments. We refer to these charges as Variable Sub-Account Charges when applied to the proceeds under a Settlement Option.

     3. The following replaces "Section 10. What Are My Settlement Options?":

         You may elect to have the Surrender Value or Death Proceeds paid in a single sum or under one of our Settlement Options if the amount is at least $5,000. You select a Settlement Option from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. Once payments have begun under a Settlement Option, (i) our prior approval is necessary for transfers from the Fixed Account to the Variable Account and from the Variable Account to the Fixed Account, and (ii) we reserve the right to limit transfers between Variable Sub-Accounts to one per Contract Year. Any other changes require our prior approval.

         On the date the Settlement Option becomes effective, the Surrender Value under the Contract will be used to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments.

         You may elect one of the Settlement Options shown below (or any other option acceptable to us). For ease of describing these Settlement Options, we assume that you apply the Surrender Value and receive the income payments from one of the options below. Of course, you may always designate someone other than yourself to receive the income payments, and your designated Beneficiary will receive the income payments from any Death Proceeds.

         Option 1--Payments for Life: You will receive payments for your life.

         Option 2--Life Annuity with 10 or 20 Years Certain: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

         Option 3--Joint and Last Survivor Life Annuity: We will make payments as long as either you or a second person you select (such as your spouse) is alive.

         Option 4--Payments for a Specified Period Certain: You will receive payments for the number of years you select, which may be from 5-30 years. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed period certain.

         If you told us that you want a life annuity, it is possible that you could only receive one payment.

         Your income payments will be made monthly, unless you or the Beneficiary, as the case may be, choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annually.

         We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the Settlement Option you or the Beneficiary, as the case may be, have selected and on the applicable "purchase rates." If applicable, these rates will vary based on: (i) the age and sex of the person that will receive the income payments (the "Payee"); (ii) the age and sex of a second designated person; and (iii) the specified period certain. The purchase rate we apply will never be lower than the rate shown in your Contract.

         If you told us you want fixed income payments, we guarantee the amount of each income payment and it remains level throughout the period you selected.

         If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

         Variable Income Payments. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 3% or 6%; if you do not select a rate, we will apply the 3% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

         For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

         Your variable payments will fluctuate based on Variable Sub-Account performance. The dollar amount of each payment attributable to each Variable Sub-Account is the number of Income Units for each Variable Sub-Account times the Income Unit value of that Sub-Account. The sum of the dollar amounts for each Variable Sub-Account is the amount of the total variable income payment. We will determine the Income Unit values for each payment no earlier than five Business Days preceding the due date of the variable income payment (except for Option 4, which is determined on the due date). We guarantee the payment will not vary due to changes in mortality or expenses.

         Income Unit Value. We calculate the value of an Income Unit at the same time that we calculate the value of an Accumulation Unit and base it on the same values for Fund shares and other assets and liabilities. The Income Unit value for a Variable Sub-Account's first Business Day was set at $10. After that, we determine the Income Unit value for every Business Day by multiplying (a) by
(b), and then dividing by (c) where:

(a)  is the Income Unit value for the immediately preceding Valuation Period;

(b) is the "net investment factor" for the Variable Sub-Account for the Valuation Period for which the value is being determined; and

(c) is the daily equivalent of the assumed investment rate that you have selected for the number of days in the Valuation Period.

         Under a Settlement Option, we calculate the net investment factor slightly differently than is otherwise the case. Before a Settlement Option is elected, we calculate Asset-Based Charges as a percentage of the Account Value on the date of deduction. These charges on an annual basis equal 1.80%, decreasing to 1.30% after the tenth Contract Year. However, once a Settlement Option is elected, we call these charges Variable Sub-Account Charges and deduct them from the assets in each Variable Sub-Account on a daily basis. Therefore, we determine the "net investment factor" in (b), above, by dividing (i) by (ii), and then subtracting (iii) where:

(i)  is the Accumulation Unit value for the current Valuation Period;

(ii) is the Accumulation Unit value for the immediately preceding Valuation Period; and

(iii)is the daily equivalent Variable Sub-Account Charges (adjusted for the number of days in the Valuation Period).

         Exchange of Income Units. Under a Settlement Option, if there is an exchange of value of a designated number of Income Units of particular Variable Sub-Accounts into other Income Units, the value will be such that the dollar amount of the income payment made on the date of exchange will be unaffected by the exchange.

     4. The following is added to "Section 6. How Do I Access My Money?"

         If you have elected Variable Settlement Option 4, Payments for a Specified Period Certain, you may request a full or partial withdrawal after the date the Settlement Option becomes effective; otherwise, no withdrawals are permitted after the effective date of a Settlement Option. Unless you choose Settlement Option 4, you cannot surrender your Contract once payments have begun under a Settlement Option.

     5. The following replaces the second paragraph under the heading "Requesting Payments."

         We may delay making a payment, applying proceeds to a Settlement Option, or processing a transfer request if:

..    the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

..    the SEC, by order, permits postponement of payment to protect our Owners.